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Exhibit 10.31
U.S. CO-PROMOTION AGREEMENT
BAYER PHARMACEUTICALS CORPORATION
and
ONYX PHARMACEUTICALS, INC.
March 6, 2006

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Section 16.14	Days	43
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U.S. CO-PROMOTION AGREEMENT
     This U.S. CO-PROMOTION AGREEMENT (this “Agreement”) is entered into as of this 6th day of March, 2006 between BAYER PHARMACEUTICALS CORPORATION, a Delaware corporation (“Bayer”) and ONYX PHARMACEUTICALS, INC., a Delaware corporation (“Onyx”).
RECITALS
     WHEREAS, Bayer’s predecessor, Miles Inc., and Onyx entered into a Collaboration Agreement dated April 22, 1994, as amended on April 24, 1996, February 1, 1999 and as further amended by this Agreement (as amended, the “Collaboration Agreement”), pursuant to which the parties agreed to conduct a collaborative research program intended to discover and develop Ras Function (as defined by the Collaboration Agreement) modulators for all human and animal therapeutic, prophylactic, and diagnostic indications;
     WHEREAS, in connection with the Collaboration Agreement, Bayer and Onyx have developed BAY 43-9006 (sorafenib), now known as Nexavar, a pharmaceutical compound which is a Co-Promotion Collaboration Product under the Collaboration Agreement;
     WHEREAS, on December 20, 2005 (the “Co-Promotion Effective Date”), the parties obtained United States Regulatory Approvals to market and sell the Co-Promotion Collaboration Product;
     WHEREAS, under Section 13.4 of the Collaboration Agreement, Onyx has exercised its option to Co-Promote the Co-Promotion Collaboration Product in the United States; and
     WHEREAS, Bayer and Onyx desire to Co-Promote the Co-Promotion Collaboration Product in the United States, upon the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows, with the intent to be legally bound:
AGREEMENT
ARTICLE I
DEFINITIONS
     Capitalized terms used herein without definition shall have the meanings specified in this Article I (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise specified, all references in this Agreement to “Sections” are to Sections of this Agreement.
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     “ACCME Standards” shall mean the standards set forth by the Accreditation Council for Continuing Medical Education relating to educating the medical community in the United States.
     “Act” shall mean the United States Federal Food, Drug and Cosmetic Act, as it may be amended from time to time.
     “Advertising and Education” shall have the meaning specified in the Collaboration Agreement.
     “Affiliate” shall have the meaning set forth in the Collaboration Agreement.
     “Agreement” shall have the meaning set forth in the Preamble and shall include all appendices, exhibits and schedules referenced herein or attached hereto, and as the same may be amended or supplemented from time to time hereafter pursuant to the provisions hereof.
     “Allowable Co-Promotion Expenses” shall mean those expenses incurred by the parties following the date of receipt of United States Regulatory Approval that consist of (i) [ * ], (ii) [ * ], (iii) [ * ], (iv) [ * ], (v) [ * ], (vi) [ * ], (vii) [ * ], (viii) [ * ]; (ix) [ * ], (x) [ * ], (xi) [ * ], (xii) [ * ], (xiii) [ * ]; and (xiv) [ * ].
     “Allocable Co-Promotion Overhead Costs” shall mean all general and administrative overhead costs of the functions that directly support the promotion of the Co-Promotion Collaboration Product under this Agreement, including without limitation costs reasonably attributable to compliance, account administration, accounts payable and receivables management, interest on working capital associated with inventory and receivables of Co-Promotion Collaboration Product, and out-of-pocket, Third Party costs incurred for legal and accounting functions. Unless otherwise agreed to by the Executive Committee, all general and administrative corporate overhead items that are included in this definition of Allocable Co-Promotion Overhead Costs shall be [ * ] for Bayer at [ * ] at the Co-Promotion Effective Date and shall remain at such level pending adjustment in accordance with this definition by the Executive Committee. Unless otherwise agreed to by the Executive Committee, Allocable Co-Promotion Overhead Costs for Onyx shall be [ * ].
     “Allowable Expense Report” shall have the meaning set forth in Section 8.4(a).
     “Annual Sales Targets” shall mean the aggregate level of Gross Sales each party’s sales force is required to achieve as set forth from time to time in the Budget.
     “Applicable Laws” shall mean all applicable federal, state and local laws, regulations, rules or guidelines that govern the Co-Promotion Program and activities and services in the United States and the other transactions contemplated by this Agreement (including without limitation the Act, as the same may be amended from time to time).
     “Asserting Party” shall have the meaning set forth in Section 12.4(a).
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     “Bayer” shall have the meaning set forth in the Preamble.
     “Bayer Indemnified Party” shall have the meaning set forth in Section 12.1(a).
     “Bayer Marketing Services” shall have the meaning set forth in Section 5.4(d).
     “Breaching Party” shall have the meaning set forth in Section 10.2(a).
     “Budget” shall mean the annual budget for Allowable Co-Promotion Expenses to be incurred by both parties during each Contract Year of the Term in connection with the promotion and marketing of the Co-Promotion Collaboration Product, as annually prepared by the JMC and approved by the Executive Committee (or any duly constituted sub-committee thereof charged with such authority by the Executive Committee).
     “Call Plan” shall mean the call plan for detailing and implementing the sale of Co-Promotion Collaboration Product in the relevant territories by the Sales FTEs, which call plan shall be agreed upon by the JMC not later than [ * ] days prior to the introduction of additional products and the commencement of detailing of such additional products by either party’s Sales FTEs into the marketplace, and which call plan may be amended from time to time by the JMC.
     “CIA” shall mean the Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Bayer Corporation dated January 23, 2001.
     “Claims” shall mean any and all claims, suits, proceedings or causes of action brought against a party.
     “Code of Conduct” shall mean the Healthcare Fraud and Abuse Code of Conduct of Bayer.
     “Collaboration Agreement” shall have the meaning set forth in the Recitals.
     “Collaboration Revenue” shall mean Co-Promotion Net Sales plus US Sublicense Revenues.
     “Commercially Reasonable Efforts” shall mean the level of efforts and resources (including the promptness with which such efforts and resources would be applied) commonly used [ * ] with respect to a product of commercial potential [ * ] to the Co-Promotion Collaboration Product at a [ * ], taking into consideration its [ * ] and all other relevant factors.
     “Committee” shall mean any of the Executive Committee or JMC, or any other committee operating under delegated authority and formed with the approval of the Executive Committee or JMC.
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     “[ * ] Product” shall mean any product having the [ * ] as the Co-Promotion Collaboration Product and that is intended as a [ * ] for, and [ * ] for, the Co-Promotion Collaboration Product.
     “Confidential Information” shall have the meaning set forth in the Collaboration Agreement, as amended to include any Information (as such term is defined in the Collaboration Agreement) furnished by one party to another pursuant to this Agreement.
     “Contract Year” shall mean a 12-month period commencing as of January 1 and ending as of December 31. For the purposes of this Agreement, the first Contract Year shall commence on the Co-Promotion Effective Date and end on December 31 of the same calendar year; provided, however, that for purposes of measuring [ * ] under Sections 4.1 and 5.1 hereof, the first Contract Year shall commence on and as of January 1, 2006.
     “Controlling Party” shall have the meaning set forth in Section 12.3(e).
     “Co-Promote” or “Co-Promotion” shall mean the joint promotion of the Co-Promotion Collaboration Product through Bayer, Onyx and their respective sales forces under a single trademark in the United States.
     “Co-Promotion Advertising and Education Expenses” shall mean the costs (excluding Allocable Co-Promotion Overhead Costs or any other overhead costs) incurred by a party or for its account which are specifically identifiable to the Advertising and Education of the Co-Promotion Collaboration Product in the United States consistent with the Co-Promotion Program.
     “Co-Promotion [ * ]” shall mean the [ * ], as determined in accordance with GAAP on a basis consistent with Bayer’s annual audited financial statements.
     “Co-Promotion Collaboration Product” shall mean any pharmaceutical form or dosage of the experimental compound designated as Bay 43-9006 (sorafenib).
     “Co-Promotion Distribution Costs” shall mean the costs incurred by Bayer or for its account in connection with the freight, transportation, insurance, handling, packaging and distribution of the Co-Promotion Collaboration Product in the United States, which shall be [ * ] of the Co-Promotion Collaboration Product.
     “Co-Promotion Effective Date” shall mean the date specified in the Recitals above.
     “Co-Promotion Marketing Expenses” shall mean the costs and expenses (not otherwise included in Co-Promotion Advertising and Education Expenses or as Co-Promotion Selling and Promotion Expenses, and excluding Allocable Co-Promotion Overhead Costs or any other overhead costs) incurred by the parties in connection with the marketing and support of the Co-Promotion Collaboration Product and approved by the Executive Committee, including without limitation [ * ].
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     “Co-Promotion Marketing Profit or Loss” shall have the meaning set forth in Section 8.5.
     “Co-Promotion Net Sales” shall mean Gross Sales less (a) sales returns and accruals for allowances, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns, rebates, chargeback rebates, fees, reimbursements or similar payments granted or given to wholesalers or other distributors (including specialty pharmaceutical companies who act as distributors), buying groups, healthcare insurance carriers or other institutions, (b) any payment in respect of sales to any Governmental or Regulatory Authority in respect of any government subsidized program, including and without limitation Medicare and Medicaid rebates, and (c) any item substantially similar in character and/or substance to the above, all as determined in accordance with GAAP on a basis consistent with Bayer’s annual audited financial statements. In addition, Co-Promotion Net Sales by Bayer hereunder are subject to the following:
     (1) In the case of any sale or other disposal of a Co-Promotion Collaboration Product by Bayer to an Affiliate, for resale, the Co-Promotion Net Sales shall be calculated as above on the value charged or invoiced on the first arm’s length sale to a Third Party; and
     (2) [ * ]
     “Co-Promotion Program” shall mean the annual plan for the promotion, marketing and sale of the Co-Promotion Collaboration Product as developed by the JMC and approved by the Executive Committee. The Co-Promotion Program shall set forth the manner in which the Co-Promotion Collaboration Product is to be promoted and marketed in the United States during the period to which the Co-Promotion Program relates and shall include, at a minimum: (a) [ * ]; (b) [ * ]; (c) [ * ]; (d) [ * ]; (e) [ * ]; (f) [ * ]; (g) [ * ]; (h) [ * ]; (i) [ * ]; (j) [ * ]; and (k) [ * ].
     “Co-Promotion Selling and Promotion Expenses” shall mean all costs (excluding Allocable Co-Promotion Overhead Costs or any other overhead costs) incurred consistent with the Budget in the Co-Promotion Program, and specifically identifiable to the sales and/or promotion of the Co-Promotion Collaboration Product in the United States, including all costs associated with (a) [ * ]; (b) [ * ]; and (c) [ * ]. Co-Promotion Selling and Promotion Expenses shall exclude Sales Force Expenses and MSL Expenses.
     “CRM System” shall mean a customer relationship management system utilized in connection with the tracking of sales activity relating to the Co-Promotion Collaboration Product in the United States.
     “Detail” or “Detailing” shall mean each separate face-to-face contact by a sales representative with a Target Healthcare Professional during which time the promotional message involving the Co-Promotion Collaboration Product is presented and is a principal topic of discussion.
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     “Development Payments” shall mean those payments specified in Section 11.8 of the Collaboration Agreement.
     “Direct Claim” shall have the meaning set forth in Section 12.4(a).
     “Dispute” shall have the meaning set forth in Article XV.
     “Equivalent Sales FTE” shall mean a Sales FTE equivalent as determined under the standards and methods adopted by the Executive Committee under Section 3.1(g) hereof, which standards and methods will establish the means for measuring the performance required of a Sales FTE deployed to market multiple products in addition to his or her marketing and sale of Co-Promotion Collaboration Product.
     “Executive Committee” or “EC” shall mean that committee described and set forth in Section 3.1, which was originally organized as the JRDC under the Collaboration Agreement and which has been renamed the Executive Committee.
     “FDA” shall mean the United States Food and Drug Administration or any successor entity thereto.
     “Force Majeure Event” shall have the meaning set forth in Section 16.10.
     “GAAP” shall mean United States generally accepted accounting principles, as may be amended from time to time.
     “Good Manufacturing Practices” shall mean the current standards for manufacture, as set forth in the Act and applicable regulations and guidelines promulgated thereunder or any successor thereto, as shall be in effect from time to time during the Term.
     “Governmental or Regulatory Authority” shall mean any court, tribunal, arbitrator, agency, commission, official or other instrumentality of any government or of any federal, state, county, city or other political subdivision thereof, including without limitation the FDA.
     “Gross Sales” shall mean the amount of sales of Co-Promotion Collaboration Product in the United States invoiced by Bayer, its Affiliates, subcontractors and permitted sublicensees to Third Parties, in accordance with GAAP. For timing purposes, Gross Sales shall be recognized in accordance with the revenue recognition policies utilized by Bayer for financial reporting purposes.
     “Indemnifiable Losses” shall mean liabilities, losses, damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by either the Bayer Indemnified Party or the Onyx Indemnified Party, as the case may be, in connection with any Claim.
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     “Joint Development Committee” or “JDC” shall mean that joint development Sub-Committee operating under delegated authority of the Executive Committee under Section 3.3(h) of the Collaboration Agreement.
     “Joint Finance Committee” or “JFC” shall mean that joint finance Sub-Committee operating under delegated authority of the Executive Committee under Section 3.3(h) of the Collaboration Agreement.
     “Joint Marketing Committee” or “JMC” shall mean that committee described and set forth in Section 3.2.
     “Joint Profit and Loss Statement” shall have the meaning set forth in Section 8.2.
     “Limited Recall” shall have the meaning set forth in Section 7.4(a).
     “Losses” shall mean liabilities, losses, damages, as well as any reasonable attorneys’ fees and costs of litigation, incurred by a party.
     “LMR” shall mean Bayer’s Legal Medical Regulatory review team.
     “Marketing Materials” shall have the meaning set forth in Section 6.2(a).
     “Material Breach” shall have the meaning set forth in Section 10.3(a).
     “Marketing FTE Expenses” shall mean the aggregate of all salary and benefits expenses for a full-time equivalent (based on a full-time equivalent year of 2,080 hours, inclusive of vacation time and holidays) marketing personnel [ * ].
     “MSL Expenses” shall mean those costs that are identified below and that are incurred by a party beginning [ * ], in each case consistent with and specifically identifiable to the establishment and maintenance of medical affairs personnel (including MSLs and medical affairs field directors) to the extent such personnel are, or will be, assigned to supporting Co-Promotion Collaboration Product in the United States: (a) [ * ]; (b) [ * ]; (c) [ * ]; (d) [ * ]; (e) [ * ]; and (f) [ * ].
     “MMA” shall have the meaning set forth in Section 12.8(d).
     “MSLs” shall mean the medical science liaisons to be appointed by each party.
     “NDA” shall mean (a) the single application or set of applications for the Co-Promotion Collaboration Product filed by Bayer with the FDA or any successor agency having the administrative authority to regulate the approval for marketing of new human pharmaceutical products, delivery systems and devices in the United States, and (b) any related registrations with or notifications to the FDA.
     “Non-Publishing Party” shall have the meaning set forth in Section 16.8.
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     “Non-Serious Adverse Event” shall mean any adverse drug experience associated with the use of the Co-Promotion Collaboration Product in humans, whether or not considered drug-related, which is not a Serious Adverse Event.
     “Notice of Termination For Material Breach” shall have the meaning set forth in Section 10.3(c).
     “Notifying Party” shall have the meaning set forth in Section 10.2(a).
     “OIG” shall mean the Office of the Inspector General.
     “Onyx” shall have the meaning set forth in the Preamble of this Agreement.
     “Onyx Indemnified Party” shall have the meaning set forth in Section 12.2(a).
     “PDMA” shall mean the Prescription Drug Marketing Act of 1987, Title 21 of the U.S. Code of Federal Regulations, Parts 203 and 205, as amended, and any final regulations or guidances promulgated thereunder from time-to-time.
     “Performance Qualifications” shall mean those qualifications for the Sales FTEs reasonably established from time to time by the JMC.
     “Permanent Recall” shall have the meaning set forth in Section 7.4(a).
     “Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.
     “Pharmacovigilance Agreement” shall have the meaning set forth in Section 7.5.
     “PhRMA Code” shall mean the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, as hereafter amended from time to time.
     “Product Liability Claim” shall have the meaning set forth in Section 12.3(e).
     “Product Technical Complaint” shall mean any complaint that questions the purity, identity, potency or quality of the Co-Promotion Collaboration Product, its packaging or labeling or the compliance of any batch of the Co-Promotion Collaboration Product with Applicable Laws including current Good Manufacturing Practices; any complaint that concerns any incident that causes the Co-Promotion Collaboration Product or its labeling to be mistaken for, or applied to, another article; any bacteriological contamination or significant chemical, physical or other change or deterioration in the Co-Promotion Collaboration Product; any failure of one or more batches of the Co-Promotion Collaboration Product to meet the specifications therefor in the NDA; or any complaint or evidence of tampering with the Co-Promotion Collaboration Product.
     “Publishing Party” shall have the meaning set forth in Section 16.8.
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     “Recall” shall have the meaning set forth in Section 7.4(a).
     “Regulatory Approval Date” shall mean the date of receipt of United States Regulatory Approval with respect to the Co-Promotion Collaboration Product, December 20, 2005.
     “Sales Force Expenses” shall mean those costs that are identified below and that are incurred by a party beginning [ * ], in each case consistent with and specifically identifiable to the establishment and maintenance of sales personnel (including a field-based sales force and regional managers) to the extent such personnel are, or will be, assigned to selling Co-Promotion Collaboration Product in the United States: (a) [ * ]; (b) [ * ]; (c) [ * ]; (d) [ * ]; (e) [ * ]; and (f) [ * ].
     “Sales FTE” shall mean a full-time equivalent (based on a full-time equivalent year of 2,080 hours, inclusive of vacation time and holidays) field-based pharmaceutical sales representative, district sales manager, or sales trainer who promotes a Co-Promotion Collaboration Product in the United States during the Term and who satisfies each of the following criteria:
(1)	[ * ];

(2)	[ * ];

(3)	[ * ];

(4)	[ * ]; and

(5)	[ * ].
     “SEC” shall mean the United States Securities and Exchange Commission.
     “Serious Adverse Event” shall mean any serious and unexpected adverse drug experience, as defined in 21 C.F.R. Section 314.80 or Section 312.32, associated with the use of the Co-Promotion Collaboration Product in humans, whether or not considered drug-related.
     “Sub-Committees” shall mean the JDC, the JFC and the JMC, and any other sub-committee(s) appointed by the Executive Committee from time to time pursuant to Section 3.3(h) of the Collaboration Agreement; any reference to a committee or sub-committee in this Agreement shall refer to an existing Sub-Committee.
     “Target Healthcare Professionals” shall mean physicians who are cancer specialists, radiologists or other prescribers of oncology therapeutics, including persons lawfully influencing (or in a position to lawfully influence) the opinions of such persons, in each case who are authorized by Applicable Laws to prescribe the Co-Promotion Collaboration Product.
     “Term” shall have the meaning set forth in Section 10.1.
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     “Third Party” shall mean any person or entity other than Bayer or Onyx, or an Affiliate of either of them.
     “United States” shall mean the United States of America, its territories and possessions.
     “United States Regulatory Approval” shall mean approval by the FDA or any successor entity of an NDA or other applicable filing and satisfaction of any related applicable FDA registration and notification requirements (if any), together with any pricing approvals and labeling approvals.
     “US COGS” shall mean, for sales of the Co-Promotion Collaboration Product in the United States, [ * ]
     “US Sublicense Revenues” shall mean all revenues received from Third Parties as consideration for the sublicensing of the manufacture, use and/or sale of the Co-Promotion Collaboration Product in the United States.
     “US Third Party Royalties” shall mean those royalties payable to a Third Party in respect of the import, sale, offer for sale, use or manufacture of the Co-Promotion Collaboration Product in the United States.
     “Weighted Average” shall mean X where X= [ * ] ÷ m, and where:
n1 is the number of [ * ];
d1 is the number of [ * ];
n2 is the number of [ * ];
d2 is the number of [ * ];
d1 + d2 shall [ * ]; and
m is the aggregate number of [ * ].
     For example: If the Co-Promotion Program requires that each party [ * ], the Weighted Average would equal:
[ * ]
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ARTICLE II
GRANTS OF RIGHTS
     Section 2.1 Co-Promotion Rights Relating to the Co-Promotion Collaboration Product.
          (a) Pursuant to Section 13.4 of the Collaboration Agreement, Onyx has exercised its option to Co-Promote the Co-Promotion Collaboration Product in the United States. Subject only to Onyx’s compliance with the terms and conditions of the Collaboration Agreement relating to payment of one-half of the Co-Development Costs incurred worldwide for such Co-Promotion Collaboration Product (excluding Japan), Onyx has the right, on an exclusive basis together with Bayer, to Co-Promote the Co-Promotion Collaboration Product in the United States during the Term, upon and subject to the terms and conditions set forth in this Agreement.
          (b) Subject only to Onyx’s compliance with the terms and conditions of the Collaboration Agreement relating to payment of one-half of the Co-Development Costs incurred worldwide for such Co-Promotion Collaboration Product (excluding Japan), Bayer hereby undertakes its rights to Co-Promote the Co-Promotion Collaboration Product in the United States together with Onyx during the Term, upon and subject to the terms and conditions set forth in this Agreement.
     Section 2.2 Co-Promotion Rights of other Collaboration Products, if any. Notwithstanding anything to the contrary contained herein, Onyx shall retain an option, pursuant to Section 13.4 of the Collaboration Agreement, to co-promote in the United States any other Collaboration Product (as such term is defined in the Collaboration Agreement) that receives United States Regulatory Approval, provided Onyx has paid one-half of the Co-Development Costs incurred worldwide for such Collaboration Product (excluding Japan). If Onyx exercises its right to co-promote another such Collaboration Product, the parties shall confer and enter into a separate definitive agreement substantially similar to this Agreement pertaining to such other Collaboration Product.
ARTICLE III
MANAGEMENT
     Section 3.1 Overview. The parties, by mutual consent, have treated the JRDC (as defined in the Collaboration Agreement) as the Executive Committee since the first two (2) calendar quarters of 2004 (the “Executive Committee” or “EC”). The activities of the parties under the Collaboration Agreement and this Agreement shall also be supervised and managed by the Executive Committee in accordance with the procedural and governance provisions of the Collaboration Agreement (as it may be hereafter amended from time to time). Nothing contained in this Agreement shall be construed to expand the authority of the Executive Committee. The Executive Committee shall perform the specific functions set forth in the Collaboration Agreement and in this Agreement, including the following additional general tasks in connection with the management of the Co-Promotion:
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               (a) determine the overall strategy for the Co-Promotion in the manner contemplated by this Agreement;
               (b) review and approve the Co-Promotion Program and Budget and all Co-Promotion Marketing Expenses;
               (c) assess and determine if any Third Party technology should be acquired or licensed for purposes of commercialization of the Co-Promotion Collaboration Product;
               (d) establish and delegate duties and responsibilities to other sub-committees on an “as-needed” basis to oversee particular projects or activities, including without limitation the Sub-Committees, by resolution without amending this Agreement or the Collaboration Agreement, pursuant to its powers under Section 3.3(h) of the Collaboration Agreement;
               (e) oversee and approve the activities of the Sub-Committees;
               (f) address disputes and disagreements arising in the Sub-Committees;
               (g) if either party desires to utilize its Sales FTEs for the marketing and sale of one or more additional products with the Co-Promotion Collaboration Product, the EC shall determine [ * ] the number of Sales FTEs such party would be required to use to promote said multiple products so that such party’s allocation of Sales FTE effort promoting the Co-Promotion Collaboration Product is equivalent to the number of Sales FTEs for that party as was set by the EC. Notwithstanding the foregoing, in the event the Executive Committee is unable to reach agreement within [ * ] as to such [ * ], then [ * ] within [ * ], [ * ]. Such [ * ] shall [ * ] and shall [ * ]. Such party shall rely on the [ * ] to ensure that its allocation of Sales FTE effort promoting the Co-Promotion Collaboration Product is equivalent to the number of Sales FTEs for that party as set by the EC; and
               (h) perform any other functions as appropriate to further the purposes of this Agreement as expressly set forth herein or as otherwise determined by the parties.
     Section 3.2 Joint Marketing Committee.
          (a) Formation and Membership. The Joint Marketing Committee (the “JMC”) shall consist of up to six (6) members, with up to three (3) each appointed by Onyx and Bayer, provided that one (1) member of each party will be a Vice-President of Sales and/or Marketing, or equivalent thereto, for such party. In the event the Executive Committee shall decide at any time to disband the JMC, all powers and delegated authority of the JMC shall automatically revert, without further action, to the Executive Committee. Notwithstanding anything to the contrary contained herein, the authority of the JMC shall be limited to the authority conferred upon it by the Executive Committee; nothing contained in this Agreement shall be construed to permanently fix or establish the powers and duties of the JMC, and the Executive Committee shall be free to expand or contract the powers conferred upon the JMC
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from time to time. Members of the JMC shall be composed of senior executives of each party authorized to make decisions with respect to the matters within the scope of the JMC’s authority. An alternate member designated by a party may serve temporarily in the absence of a permanent member designated by such party. Each party shall appoint and replace its representatives to the JMC, as appropriate during the Co-Promotion.
          (b) Functions and Powers of the Joint Marketing Committee. The Co-Promotion activities of the parties under this Agreement shall be supervised and managed by the JMC. The JMC shall perform the specific functions set forth in this Agreement, and in addition shall perform the following general tasks in managing the Co-Promotion:
               (i) prepare the Co-Promotion Program and Budget for submission to the Executive Committee on an annual basis not later than [ * ];
               (ii) oversee implementation of the Co-Promotion Program and Budget;
               (iii) direct and oversee all marketing activities concerning the Co-Promotion Collaboration Product (whether conducted directly by the parties or through Third Party vendors);
               (iv) prepare the sales strategy for the Co-Promotion Collaboration Product, including the development of the Call Plan (if applicable);
               (v) establish and delegate duties to other Sub-Committees on an “as-needed” basis for purposes of advising the JMC as to matters within its responsibilities; and
               (vi) perform any other functions as appropriate to further the purposes of this Agreement as determined by the provisions hereof or by the Executive Committee.
     Section 3.3 Committee Decision Making. Subject to the terms of Section 3.2 above, the JMC shall take action by unanimous vote with each party having a single vote, irrespective of the number of such party’s representatives actually in attendance. The members of the JMC shall act in good faith to cooperate with one another to reach agreement with respect to issues to be decided by the Sub-Committee. If the JMC is unable to reach unanimous consent on any matter over which the JMC has authority within [ * ] of the first consideration of such matter, the matter shall be referred to the Executive Committee for decision.
     Section 3.4 Obligations of the Parties. Onyx and Bayer shall provide the Executive Committee and the Joint Marketing Committee and their authorized representatives with reasonable access during regular business hours to all records, documents and information relating to this Co-Promotion which such Committee may reasonably require in order to perform its obligations hereunder, provided that if such records, documents and information are under a bona fide obligation of confidentiality to a Third Party, then Onyx or Bayer, as the case may be, may withhold access thereto to the extent necessary to satisfy such obligation. In addition, the parties agree to exercise Commercially Reasonable Efforts to provide one another with reasonable contractual rights of access to all such Third Party records, documents and
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information in connection with the execution of new (or amended) Third Party contracts entered into from time to time during the Term.
ARTICLE IV
RESPONSIBILITIES OF ONYX
     Section 4.1 Promotion of the Co-Promotion Collaboration Product by Onyx.
          (a) Throughout the Term, Onyx shall contribute fifty percent (50%) of the overall number of Sales FTEs required by the Co-Promotion Program as developed by the JMC and approved by the Executive Committee. Onyx shall use its Commercially Reasonable Efforts to market and promote the Co-Promotion Collaboration Product to Target Healthcare Professionals in the United States in accordance with the then-current Co-Promotion Program, and shall perform additional services assigned to it from time to time by the Executive Committee. Subject to Section 4.1(b), the exact number of Sales FTEs to be provided by Onyx will be determined by the JMC and approved by the Executive Committee and established under and pursuant to the Co-Promotion Program.
          (b) (i) Onyx shall provide a minimum Weighted Average of not less than [ * ] of all [ * ] assigned to Onyx in each [ * ] of each [ * ] of the Term. In the event that Onyx provides less than a Weighted Average of [ * ] of all [ * ] assigned to Onyx for any given [ * ] following the first Contract Year (based on the Weighted Average number of [ * ] for each [ * ] of the relevant [ * ], on an average basis), then Onyx shall incur a [ * ] calculated as follows:
     [ * ]
Any [ * ] due and payable under this Section will be due to Bayer no later than thirty (30) days following the expiration of the [ * ] that gave rise to the [ * ]. In the event that the parties disagree whether Onyx has satisfied its obligation to provide a Weighted Average of [ * ] of all [ * ] assigned to Onyx in the given period, the matter shall be reviewed by the JFC for up to [ * ] days in an attempt to resolve the matter. In the event the JFC cannot resolve the issue within such time period, either party shall be entitled to submit the issue to the Executive Committee for resolution pursuant to Article 25 of the Collaboration Agreement.
               (ii) Onyx shall provide at least [ * ] of the [ * ] for each [ * ] period beginning on each anniversary of commercial launch of the Co-Promotion Collaboration Product. The initial [ * ] shall be equal to the [ * ]. In each case the Onyx sales force fails to meet [ * ] of the [ * ] for a [ * ], Onyx shall [ * ] of the applicable Sales FTE rate for such year. The determination of whether the [ * ] have been met shall be measured within [ * ] days following each anniversary of a commercial launch, and shall begin on the second anniversary of the commercial launch. For clarity, the [ * ] provided in this Section 4.1(b)(ii) shall be additive to the [ * ] set forth in Section 4.1(b)(i).
          (c) Unless the parties otherwise agree, Onyx shall provide fifty percent (50%) of the overall number of MSLs required by the Co-Promotion Program to support the Co-
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Promotion Collaboration Product, and Onyx shall be solely responsible for 100% of its own MSL Expenses, unless otherwise provided under Section 8.4(a) below.
          (d) The MSLs provided by Onyx, together with the MSLs provided by Bayer, shall develop for approval by the JMC an integrated medical affairs program and policies thereto approved by the MSLs of each party that includes [ * ] from the appropriate MSLs to any query from the field or from either party.
          (e) In performing its duties hereunder, Onyx shall, and shall cause its employees to: (i) [ * ]; and (ii) [ * ]. No employee of Onyx shall make any representation, statement, warranty or guaranty with respect to the Co-Promotion Collaboration Product that is not consistent with current labeling of the Co-Promotion Collaboration Product or Marketing Materials developed in conformity with Section 6.2(a) hereof, that is deceptive or misleading or that disparages the Co-Promotion Collaboration Products or the good name, goodwill and reputation of Bayer. Onyx shall use Commercially Reasonable Efforts to ensure that its services delivered pursuant to this Agreement will be provided in a professional, ethical and competent manner.
     Section 4.2 CRM System and Sales/Prescriber Data. Bayer shall [ * ] exercise Commercially Reasonable Efforts to [ * ] to the CRM System with [ * ] to include Onyx as a licensee and subscriber. Such [ * ] shall provide that Bayer and Onyx shall be [ * ] to the CRM System and to [ * ] related to the Co-Promotion Collaboration Product. Notwithstanding the foregoing, each party’s sales representatives shall be responsible for providing information on an ongoing basis as requested in the CRM System, including without limitation [ * ] information. Information contained in the CRM System pertaining to Onyx shall be treated as Confidential Information of Onyx and shall not be used or disclosed to Third Parties without Onyx’s prior written approval or direction, unless otherwise required by Applicable Laws.
     Section 4.3 Onyx Sales Force.
          (a) The parties agree, for purposes of this Agreement, that each Sales FTE shall initially be assigned a Sales FTE rate of [ * ], which rate is based upon Bayer’s and Onyx’s [ * ]. The Sales FTE rate shall be adjusted annually by the Executive Committee in connection with the approval of the Budget and shall be [ * ]; provided, however, that in the event the Executive Committee is unable to adjust the Sales FTE rate by [ * ] of the calendar year preceding the adjustment year due to any deadlock of the Executive Committee, the Sales FTE rate shall be adjusted to reflect any [ * ]. Onyx shall be solely responsible for all of its own Sales Force Expenses in promoting the Co-Promotion Collaboration Product, unless otherwise provided under Section 8.4(a) below. Each Sales FTE of Onyx shall be an employee of Onyx and shall remain under the direct and exclusive authority, supervision and control of Onyx at all times during the Term. Onyx shall supervise and maintain such competent and qualified sales representatives as may be required to promote the Co-Promotion Collaboration Product as provided herein and in the Co-Promotion Program and shall cause the sales force to meet the Performance Qualifications. In the event that Onyx commences sales of another product using the same sales force as used to promote the Co-Promotion Collaboration Product, Onyx shall still
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be obligated to satisfy its obligations hereunder, including without limitation to provide its minimum number of Equivalent Sales FTEs required to promote the Co-Promotion Collaboration Product. Onyx shall not [ * ] without the prior approval of the Executive Committee. For the period commencing on the Co-Promotion Effective Date and for [ * ] thereafter, Onyx shall [ * ]; provided, however, that (subject to Section 4.1(a)) Sales FTEs may be added or removed at the discretion of Onyx.
          (b) Subject to Section 6.2(a), all written, electronic and visual communications provided to any of Onyx’s sales representatives regarding strategy, positioning or selling messages for the Co-Promotion Collaboration Product will be subject to review and approval by the [ * ] to ensure uniform messaging and execution. The costs and expenses of providing such written, electronic and visual communications shall be considered Allowable Co-Promotion Expenses.
ARTICLE V
RESPONSIBILITIES OF BAYER
     Section 5.1 Promotion of the Co-Promotion Collaboration Product by Bayer.
          (a) Throughout the Term, Bayer shall contribute fifty percent (50%) of the overall number of Sales FTEs required by the Co-Promotion Program as developed by the JMC and approved by the Executive Committee. Bayer shall use its Commercially Reasonable Efforts to market and promote the Co-Promotion Collaboration Product to Target Healthcare Professionals in the United States in accordance with the then-current Co-Promotion Program, and shall perform additional services assigned to it from time to time by the Executive Committee. Subject to Section 5.1(b), the exact number of Sales FTEs to be provided by Bayer will be determined by the JMC and approved by the Executive Committee and established under and pursuant to the Co-Promotion Program.
          (b) (i) Bayer shall provide a minimum Weighted Average of not less than [ * ] of all [ * ] assigned to Bayer in each [ * ] of [ * ] of the Term. In the event that Bayer provides less than a Weighted Average of [ * ] of all [ * ] assigned to Bayer for any given [ * ] following the first Contract Year (based on the Weighted Average number of [ * ] for each [ * ] of the relevant [ * ] on an average basis), then Bayer shall incur a [ * ] calculated as follows:
     [ * ]
Any [ * ] due and payable under this Section will be due to Onyx no later than thirty (30) days following the expiration of the [ * ] that gave rise to the [ * ]. In the event that the parties disagree whether Bayer has satisfied its obligation to provide a Weighted Average of [ * ] of all [ * ] assigned to Bayer in the given period, the matter shall be reviewed by the JFC for up to [ * ] days in an attempt to resolve the matter. In the event the JFC cannot resolve the issue within such time period, either party shall be entitled to submit the issue to the Executive Committee for resolution pursuant to Article 25 of the Collaboration Agreement.
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               (ii) Bayer shall provide at least [ * ] of the [ * ] for each [ * ] period beginning on each anniversary of commercial launch of the Co-Promotion Collaboration Product. The initial [ * ] shall be equal to the [ * ]. In each case the Bayer sales force fails to meet [ * ] of the [ * ] for a [ * ], Bayer shall [ * ] of the applicable Sales FTE rate for such year. The determination of whether the [ * ] have been met shall be measured within [ * ] following each anniversary of a commercial launch, and shall begin on the second anniversary of the commercial launch. For clarity, the [ * ] provided in this Section 5.1(b)(ii) shall be additive to the [ * ] set forth in Section 5.1(b)(i).
          (c) Unless the parties otherwise agree, Bayer shall provide fifty percent (50%) of the overall number of MSLs required by the Co-Promotion Program to support the Co-Promotion Collaboration Product, and Bayer shall be solely responsible for 100% of its own MSL Expenses, unless otherwise provided under Section 8.4(a) below.
          (d) The MSLs provided by Bayer, together with the MSLs provided by Onyx, shall develop for approval by the JMC an integrated medical affairs program and policies thereto approved by the MSLs and the Regional Sales Manager of each party that includes [ * ] from the appropriate MSLs to any query from the field or from either party.
          (e) In performing its duties hereunder, Bayer shall, and shall cause its employees to: (i) [ * ]; and (ii) [ * ]. No employee of Bayer shall make any representation, statement, warranty or guaranty with respect to the Co-Promotion Collaboration Product that is not consistent with current labeling of the Co-Promotion Collaboration Product or Marketing Materials developed in conformity with Section 6.2(a) hereof, that is deceptive or misleading or that disparages the Co-Promotion Collaboration Products or the good name, goodwill and reputation of Onyx. Bayer shall use Commercially Reasonable Efforts to ensure that its services delivered pursuant to this Agreement will be provided in a professional, ethical and competent manner.
          (f) In the event the Executive Committee decides to promote the Co-Promotion Collaboration Product to healthcare professionals in the [ * ] field, [ * ] shall be included in such promotion activities. The Executive Committee shall determine the appropriate weighting of such sales effort, taking into consideration the [ * ]. Under such circumstances, other promotion activities undertaken by Bayer and Onyx related to the Co-Promotion Collaboration Product shall then be adjusted in order to maintain equality in overall sales efforts by each party.
     Section 5.2 CRM System and Sales/Prescriber Data. As set forth in Section 4.2 above, Bayer shall [ * ] exercise Commercially Reasonable Efforts to [ * ] to the CRM System with [ * ] to include Onyx as a licensee and subscriber. Such [ * ] shall provide that Bayer and Onyx shall be [ * ] to the CRM System and to [ * ] related to the Co-Promotion Collaboration Product. Notwithstanding the foregoing, each party’s sales representatives shall be responsible for providing information on an ongoing basis as requested in the CRM System, including without limitation [ * ] information. Information contained in the CRM System pertaining to Bayer shall be treated as Confidential Information of Bayer and shall not be used or disclosed to
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Third Parties without Bayer’s prior written approval or direction, unless otherwise required by Applicable Laws.
     Section 5.3 Bayer Sales Force.
          (a) The parties agree, as specified in Section 4.3 above, each Sales FTE shall initially be assigned a Sales FTE value of [ * ], which rate is based upon Bayer’s and Onyx’s [ * ]. The Sales FTE rate shall be adjusted annually by the Executive Committee in connection with the approval of the Budget and shall be the [ * ]; provided, however, that in the event the Executive Committee is unable to adjust the Sales FTE rate by [ * ] of the calendar year preceding the adjustment year due to any deadlock of the Executive Committee, the Sales FTE rate shall be adjusted to reflect any [ * ]. Bayer shall be solely responsible for all of its own Sales Force Expenses in promoting the Co-Promotion Collaboration Product, unless otherwise provided under Section 8.4(a) below. Each Sales FTE of Bayer shall be an employee of Bayer and shall remain under the direct and exclusive authority, supervision and control of Bayer at all times during the Term. Bayer shall supervise and maintain such competent and qualified sales representatives as may be required to promote the Co-Promotion Collaboration Product as provided herein and in the Co-Promotion Program and shall cause the sales force to meet the Performance Qualifications. In the event that Bayer commences sales of another product using the same sales force as used to promote the Co-Promotion Collaboration Product, Bayer shall still be obligated to satisfy its obligations hereunder, including without limitation to provide its minimum number of Equivalent Sales FTEs required to promote the Co-Promotion Collaboration Product. Bayer shall not [ * ] without the prior approval of the Executive Committee. For the period commencing on the Co-Promotion Effective Date and for [ * ] months thereafter, Bayer shall [ * ]; provided, however, that (subject to Section 5.1(a)) Sales FTEs may be added or removed at the discretion of Bayer.
          (b) Subject to Section 6.2(a), all written, electronic and visual communications provided to any of Bayer’s sales representatives regarding strategy, positioning or selling messages for the Co-Promotion Collaboration Product will be subject to review and approval by the [ * ] to ensure uniform messaging and execution. The costs and expenses of providing such written, electronic and visual communications shall be considered Allowable Co-Promotion Expenses.
     Section 5.4 Manufacture, Shipment, Booking, Invoicing, etc. of the Co-Promotion Collaboration Product.
          (a) Bayer (and/or its Affiliates) shall have the sole responsibility for the manufacture, shipment, distribution, warehousing, sale, invoicing, order entry and acknowledgement with regard to sales of the Co-Promotion Collaboration Product, for the collection of receivables resulting from sales of the Co-Promotion Collaboration Product in the United States, and for recording of Collaboration Revenue in Bayer’s electronic sales activity tracking system. If for any reason Onyx receives orders for Co-Promotion Collaboration Products, Onyx shall immediately and accurately forward such orders to Bayer (or, if so directed by Bayer, to Bayer’s wholesalers) as soon as practicable.
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          (b) Bayer shall manufacture and supply all Co-Promotion Collaboration Product for the United States pursuant to Article 19 of the Collaboration Agreement. Bayer shall manufacture such Co-Promotion Collaboration Product in accordance with Good Manufacturing Practices and any other applicable regulatory or legal requirements. All Co-Promotion Collaboration Products supplied by Bayer shall conform to all then-applicable specifications set forth in the United States Regulatory Approval for the Co-Promotion Collaboration Products. Bayer shall annually review the fixed and variable unit costs of such Co-Promotion Collaboration Product and shall advise the Executive Committee of [ * ].
          (c) Onyx may make recommendations to the Executive Committee from time to time regarding pricing strategies for the Co-Promotion Collaboration Product in the United States during the Term. The Executive Committee may make recommendations to Bayer from time to time regarding pricing strategies for the Co-Promotion Collaboration Product during the Term. Notwithstanding recommendations received from the Executive Committee, Bayer shall have the sole, exclusive and final authority to determine the price of the Co-Promotion Collaboration Product during the Term, including price increases and decreases and the timing thereof. Notwithstanding the foregoing, nothing contained in this Section 5.4(c) shall be construed to modify or amend Bayer’s general obligations as set forth in the last sentence of Section 13.12 of the Collaboration Agreement.
          (d) In addition to the foregoing, Bayer will use Commercially Reasonable Efforts during the Term to provide the following services in relation to the parties’ marketing and sale of the Co-Promotion Collaboration Product: (i) [ * ]; (ii) [ * ]; (iii) [ * ]; (iv) [ * ]; (v) [ * ]; (vi) [ * ]; (vii) [ * ]; (viii) [ * ]; (ix) [ * ]; (x) [ * ]; and (xi) [ * ] (collectively, the “Bayer Marketing Services”). As further set forth in Section 8.9, the Budget for each Contract Year shall provide for the [ * ] for each of the components of the Bayer Marketing Services (as described in subclauses (i) through (xi) above), and Bayer agrees to charge, as compensation for the Bayer Marketing Services, [ * ] of the annual amount specified by the Budget for such Bayer Marketing Services during the Contract Year in question. Any disputes regarding the allocation methodology or the amount to be budgeted for the Bayer Marketing Services in connection with the marketing and sale of the Co-Promotion Collaboration Product shall be resolved by the Executive Committee (and, in the absence of such resolution, in the manner specified by Article XV hereof); provided, however, that Bayer reserves the right to [ * ] of the Bayer Marketing Services in the [ * ] as to the [ * ]. Onyx covenants and agrees that (except as expressly provided in this Section 5.4(d)), unless otherwise agreed by the parties, Onyx will [ * ].
ARTICLE VI
EMPLOYEES; TRAINING AND MARKETING MATERIALS
     Section 6.1 Compensation of Sales Representatives. The Executive Committee (or any duly constituted sub-committee thereof) shall adopt an annual plan providing for incentive compensation awards and performance metrics attributable to the sale of the Co-Promotion Collaboration Product. Such annual incentive compensation plans shall be applicable to [ * ]. Notwithstanding the foregoing, each party shall [ * ] to its own sales representatives, and each
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party may, [ * ], provide additional [ * ] offered to sales representatives in the pharmaceutical industry. Either party may also provide [ * ] to its sales representatives.
          (a) Each of the parties agrees to make its sales representatives and MSLs available for Co-Promotion Collaboration Product training with respect to the marketing and sale of the Co-Promotion Collaboration Product. Bayer and Onyx shall [ * ] on the content and curriculum of Co-Promotion Collaboration Product training programs for each of Onyx’s and Bayer’s sales forces and MSLs subject [ * ] to [ * ] of all training program content and materials and separately to [ * ] prior to implementation of such training programs. Bayer and Onyx shall [ * ] in Co-Promotion Collaboration Product training materials developed hereunder; provided, however, that such training materials may not be used by either party in any manner inconsistent with the express terms and conditions of this Agreement without the consent of the other party.
          (b) Each of the parties shall conduct such Co-Promotion Collaboration Product training of its own sales force and of its own MSLs. If the parties decide to conduct joint training of their sales forces and MSLs, then such Co-Promotion Collaboration Product training shall be carried out at such time(s) and location(s) as agreed upon by the parties from time to time. As additional members are added to the parties’ respective sales forces and MSL teams responsible for marketing and supporting the Co-Promotion Collaboration Product, training will be given to groups of the newly added members. Unless the parties otherwise agree, the costs of [ * ] for the parties’ personnel for all such Co-Promotion Collaboration Product-specific training shall be a Sales Force Expense and/or MSL Expense, with each party solely responsible for its own expenses related thereto.
          (c) Each of Bayer and Onyx agrees to provide regular healthcare compliance training to its employees involved in the sales, marketing, promotion of, or price reporting for, the Co-Promotion Collaboration Product as appropriate and necessary that meets the training requirements and standards established by the JMC, and that will, at a minimum, cover the content and frequency of the training required by the [ * ].
     Section 6.2 Marketing Materials.
          (a) The JMC shall direct and approve the development of all sales, promotion and advertising materials, regardless of form (“Marketing Materials”), relating to the Co-Promotion Collaboration Product; provided, however, that the form and content of said marketing materials shall be subject to [ * ]. The parties shall jointly own all right, title and interest in all Marketing Materials. Notwithstanding the foregoing, nothing contained in this Section 6.2(a) shall be construed to override, amend, modify or restate Bayer’s right to determine the global marketing strategy and message for the Co-Promotion Collaboration Product under Sections 13.1 and 13.2 of the Collaboration Agreement.
          (b) Whenever Marketing Materials are presented and described to the medical community (including, for example, the physician, pharmacy, governmental, reimbursement and hospital sectors), the parties will be presented and described as joining in the promotion of the Co-Promotion Collaboration Product in the United States. All Marketing Materials will state this
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arrangement and will display the names and logos of the parties with [ * ], as and to the extent permitted by Applicable Laws.
          (c) Each party will exercise Commercially Reasonable Efforts to ensure that its Sales FTEs and MSLs: (i) do not modify, alter, amend, adjust or mask any portion of the Marketing Materials in any way, and (ii) do not use or distribute any marketing materials other than the Marketing Materials approved by the parties for use in connection with the marketing and sale of the Co-Promotion Collaboration Product hereunder. Each party will promptly notify the other party and take all necessary corrective action in the event a party learns that any such modification, alteration, amendment, adjustment or masking, or any such use or distribution of unapproved marketing materials has taken place. In addition, each party reserves the right to [ * ] who cause such party to [ * ] of this Agreement.
          (d) Each party will exercise Commercially Reasonable Efforts to follow all plans and directives of the Executive Committee (or any duly constituted Sub-Committee thereof) concerning marketing, and any and all related activities, including without limitation any such plans and directives related to the Call Plan (if applicable) and the appropriate Target Healthcare Professionals in connection with the marketing and sale of the Co-Promotion Collaboration Product.
     Section 6.3 [ * ] of Employees. The parties hereby agree that, [ * ] neither will, directly or indirectly, [ * ]; provided, however, that the [ * ] shall not be deemed to violate the foregoing provision.
     Section 6.4 Promotion of [ * ]. The parties’ respective sales forces responsible for marketing the Co-Promotion Collaboration Product shall not market a [ * ] without the prior written consent of the other party.
ARTICLE VII
REGULATORY MATTERS
     Section 7.1 Licenses. Each party hereto shall, at its sole cost and expense, maintain in full force and effect all necessary licenses, permits and other authorizations required by contract and/or by Applicable Laws to carry out its duties and obligations under this Agreement.
     Section 7.2 Labeling and Marketing Materials. No Co-Promotion Collaboration Product labeling, package inserts, monographs, packaging for the Co-Promotion Collaboration Product or Marketing Materials may be used or distributed by the parties unless such labeling, package inserts, monographs, packaging for the Co-Promotion Collaboration Products or Marketing Materials have been approved in advance in accordance with Section 6.2(a) hereof.
     Section 7.3 Efficacy and Safety Information. Bayer shall furnish Onyx with efficacy and safety information reasonably requested by Onyx to assist Onyx in promoting the Co-Promotion Collaboration Product to Target Healthcare Professionals in the United States, including without limitation relevant clinical and safety data included in the NDA for the Co-
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Promotion Collaboration Product and additional information, if any, related to the efficacy and safety profile of the Co-Promotion Collaboration Product.
     Section 7.4 Recalls.
          (a) Each party shall promptly notify the other party in writing if it determines that any event, incident or circumstance has occurred which may result in the need for a “recall” or “market withdrawal,” as such terms are defined in 21 C.F.R. Part 7.3, of the Co-Promotion Collaboration Product in the United States (“Permanent Recall”) or a “recall” or “market withdrawal”, as such terms are defined in 21 C.F.R. Part 7.3, of the Co-Promotion Collaboration Product in the United States that is limited in territory or as to any lot(s) or batches of the Co-Promotion Collaboration Product (“Limited Recall” and collectively with Permanent Recall, a “Recall”).
          (b) If either party gives a notice described in Section 7.4(a), and [ * ], the Executive Committee will immediately meet and confer regarding the advisability of a Recall (which conference may be in the form of a telephone conference or video conference). If [ * ], the Executive Committee may provide its recommendation to [ * ] on the course of action preferred by that Committee. Notwithstanding the foregoing, nothing contained herein shall be construed to imply any right of [ * ], to consent to any decision by [ * ] to discontinue, temporarily or permanently or on a limited basis, the distribution and sale of the Co-Promotion Collaboration Product. [ * ] will have sole responsibility for and will make all decisions with respect to any recall, market withdrawal, or any other corrective action of similar nature related to the Co-Promotion Collaboration Product. [ * ] shall be solely responsible for interactions with the FDA or other Governmental and Regulatory Authorities with regard to any such corrective action, except that [ * ] may take such actions as may be required of it by Applicable Laws. In all matters subject to this Section 7.4(b): (i) [ * ] shall notify and consult with [ * ] as promptly as reasonably practicable taking into account all relevant circumstances, and (ii) if [ * ] decides that a Recall is necessary, it will notify the [ * ] by telephone or in writing in advance of initiating or publicly announcing such Recall.
          (c) If [ * ] makes a determination that a Limited Recall of the Co-Promotion Collaboration Product is necessary but [ * ] disagrees with such determination, [ * ] may initiate a joint discussion by the parties of such issue with [ * ] within [ * ] days of such determination, and such [ * ] shall make its decision within a reasonable period of time not to exceed [ * ] days of the [ * ] receipt of notice of the determination. If such [ * ] advises the parties that [ * ] believes there should be a Limited Recall, the parties shall voluntarily implement a Limited Recall of the Co-Promotion Collaboration Product.
          (d) If [ * ] makes a determination that a Permanent Recall of the Co-Promotion Collaboration Product is necessary but [ * ] disagrees with such determination, [ * ] shall have the right to [ * ] with respect to the Co-Promotion Collaboration Product and to [ * ] with respect to the Co-Promotion Collaboration Product. In such case, [ * ] in the [ * ]. [ * ] shall thereafter have exclusive authority and control over the commercialization of Co-Promotion Collaboration Product in the [ * ]. [ * ] shall thereafter receive [ * ] realized from the
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sale of Co-Promotion Collaboration Product [ * ]. Such [ * ] arrangement shall continue until [ * ], and the provisions of Sections 16.7 through 16.13 of the Collaboration Agreement shall apply to such payments.
          (e) Any documented, direct, out-of-pocket costs paid or accrued by a party with respect to participating in such Recall, market withdrawal, or other corrective action will be an [ * ]; provided, however that if such recall, market withdrawal or other corrective action was caused by (i) a party’s negligence, malfeasance, or willful misconduct occurring while the Co-Promotion Collaboration Product was under such party’s control, or (ii) a Material Breach, such party will reimburse the other for such costs and they will not be deemed [ * ].
     Section 7.5 Pharmacovigilance Agreement. Promptly after the Co-Promotion Effective Date, the parties shall exercise Commercially Reasonable Efforts to execute a [ * ] pharmacovigilance agreement (the “Pharmacovigilance Agreement”). The Pharmacovigilance Agreement shall provide for, but not be limited to, the exchange of (i) [ * ]; (ii) [ * ]; (iii) [ * ]; (iv) [ * ]; (v) [ * ]; (vi) [ * ]; and (vii) [ * ].
     Section 7.6 Transmittal of Advertisements and Promotional Labeling for Drugs and Biologics for Human Use. Bayer’s LMR will be solely responsible for submitting, recording and storing all FDA 2253 submissions.
ARTICLE VIII
ECONOMICS OF CO-PROMOTION; PROFIT SHARING
     Section 8.1 Overview. Pursuant to this Agreement, Onyx and Bayer shall share equally in the Co-Promotion Marketing Profit or Loss, as the case may be, generated by the promotion of Co-Promotion Collaboration Products in the United States. As described more fully below, the Co-Promotion Marketing Profit or Loss shall be determined pursuant to a Joint Profit and Loss Statement, as described in Section 8.2, that will detail the Allowable Co-Promotion Expenses to be deducted from Co-Promotion Net Sales in calculating Co-Promotion Marketing Profit or Loss. Following such calculation, Co-Promotion Marketing Profit or Loss shall be allocated fifty percent (50%) to each party. As further described in (and subject to) Section 8.8 below, following the allocation of Co-Promotion Marketing Profit between Bayer and Onyx and the subsequent deduction of one-half of the aggregate Sales Force Expenses, MSL Expenses and Co-Development Costs incurred by Onyx and Bayer, Bayer shall continue to be entitled to reduce payments of Co-Promotion Marketing Profit otherwise due Onyx hereunder by the amount of any special distribution as repayment of Development Payments made by Bayer to Onyx under the Collaboration Agreement.
     Section 8.2 Joint Profit and Loss Statement. The reporting and determination (subject to the provisions of this Article VIII) of Co-Promotion Marketing Profit or Loss under this Agreement shall be governed by a joint profit and loss statement (the “Joint Profit and Loss Statement”) to be prepared by [ * ]. Such Joint Profit and Loss Statement shall be prepared and delivered consistent with the provisions of Sections 8.3, 8.4 and 8.5 hereof, and all other relevant terms and conditions of this Agreement, and shall be approved by the Executive Committee.
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     Section 8.3 Reporting Sales. Bayer shall report to Onyx and to the Executive Committee sales of Co-Promotion Collaboration Products in the following manner:
          (a) [ * ], Bayer shall report Gross Sales of Co-Promotion Collaboration Product made in the United States for [ * ];
          (b) Within [ * ] days of the end of each of the [ * ] of each Contract Year, Bayer shall report Co-Promotion Net Sales accrued in the United States for Co-Promotion Collaboration Product for the preceding [ * ]; and
          (c) Within [ * ] days of the end of the [ * ] of each Contract Year, Bayer shall report Co-Promotion Net Sales accrued in the United States for Co-Promotion Collaboration Product for the [ * ].
     Section 8.4 Allowable Expenses.
          (a) Commencing for the Contract Year that begins on the Co-Promotion Effective Date, and within [ * ] days of the end of each calendar month thereafter and within [ * ] days of the end of each Contract Year thereafter, each party shall provide the other party with a [ * ] report of that party’s Allowable Co-Promotion Expenses incurred (each, an “Allowable Expense Report”) setting forth the following information relating to the [ * ] and comparisons of such information to the then-current Co-Promotion Program and Budget: the party’s Allowable Co-Promotion Expenses showing each specific type of cost included in the definition of Allowable Co-Promotion Expenses separately and listing the project relating to each such cost, if applicable. Each party shall be solely responsible for its own Sales Force Expenses and MSL Expenses in promoting the Co-Promotion Collaboration Product, unless otherwise approved by the Executive Committee and each of the parties agree that the parties have been solely responsible for their own Sales Force Expenses and MSL Expenses since [ * ]. Notwithstanding the foregoing, if the parties decide to reallocate responsibility for providing Sales FTEs and/or MSLs so that one party provides less than fifty percent (50%) of the overall number of Sales FTEs and/or MSLs required, then the party providing fewer than half of the overall Sales FTEs and/or MSLs shall [ * ] (provided, however, that nothing contained in this Section 8.4(a) shall be construed to entitle either party to [ * ] of Sales FTEs or MSLs at a [ * ] that established from time to time by the Executive Committee). The [ * ] made pursuant to the foregoing sentence with respect to Sales FTEs shall [ * ]: (i) [ * ] and (ii) [ * ]. The [ * ] made pursuant to the foregoing sentence with respect to MSLs shall [ * ]: (i) [ * ] and (ii) [ * ].
          (b) Each such Allowable Expense Report shall be delivered in a mutually-agreeable electronic format to the extent possible or in hard copy form. Each Allowable Expense Report shall be treated as Confidential Information of the reporting party and, subject to Applicable Laws, shall not be disclosed to Third Parties without such party’s prior written approval or direction. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent either party from using the data in any Allowable Expense Reports in connection with its compliance with its price reporting obligations under Applicable Laws (provided, however, that each party shall use Commercially Reasonable Efforts to protect Confidential Information of the other party).
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          (c) The expenses included in the Joint Profit and Loss Statement and submitted by each party shall [ * ] or [ * ], and all such expenses shall be incurred pursuant to and consistent with the Co-Promotion Program and Budget or as otherwise determined by the Executive Committee. Notwithstanding the foregoing, nothing contained herein shall be construed to imply that either party shall [ * ].
     Section 8.5 Determination of Marketing Profit and Loss. Within [ * ] days following the end of each of the [ * ] of each Contract Year and [ * ] days following the end of the [ * ] of each Contract Year, Bayer shall determine and allocate Co-Promotion Marketing Profit or Loss, according to the Joint Profit and Loss Statement to be approved by the Executive Committee under Section 8.2, by subtracting from Collaboration Revenue the Allowable Co-Promotion Expenses.
The result of such calculation shall be deemed “Co-Promotion Marketing Profit or Loss.” In the event of any dispute regarding these items, the matter shall be reviewed by the JFC for up to [ * ] days in an attempt to resolve the matter. In the event the JFC cannot resolve the issue within such time period, either party shall be entitled to submit the issue for resolution pursuant to Article 25 of the Collaboration Agreement.
     Section 8.6 Allocation of Marketing Profit and Loss and Related Payments.
          (a) The Co-Promotion Marketing Profit or Loss, as the case may be, shall be divided equally between Bayer and Onyx.
          (b) If there is a Co-Promotion Marketing Profit for such quarter, then Bayer shall make payment to Onyx within [ * ] days of the end of each quarter and within [ * ] days of the end of each Contract Year so that each party will receive an equal share of the Co-Promotion Marketing Profit for such quarter, after giving effect to the Co-Promotion Net Sales invoiced by Bayer, any US Sublicense Revenue, and the Allowable Co-Promotion Expenses borne by each party. By way of example, if in a particular calendar quarter there was a Co-Promotion Marketing Profit of [ * ], and during such quarter Onyx incurred Allowable Co-Promotion Expense of [ * ], the balancing payment pursuant to this Section 8.6(b) would be a payment by [ * ] which represents reimbursement of Onyx’s Allowable Co-Promotion Expense plus Onyx’s fifty percent share (50%) of the Co-Promotion Marketing Profit.
          (c) If there is a Co-Promotion Marketing Loss for such quarter, then one party shall make a payment to the other party within [ * ] days of the end of each quarter and within [ * ] days of the end of each Contract Year so that each party will bear an equal share of the Co-Promotion Marketing Loss for such quarter after giving effect to the Co-Promotion Net Sales invoiced by Bayer, any US Sublicense Revenues, and the Allowable Co-Promotion Expenses borne by each party. By way of example, if in a particular calendar quarter there was a Co-Promotion Marketing Loss of [ * ], and during such quarter Onyx incurred Allowable Co-Promotion Expenses of [ * ], the balancing payment pursuant to this Section 8.6(c) would be a payment by [ * ], which represents Onyx’s fifty percent (50%) share of the Co-Promotion Marketing Loss, less reimbursement of Onyx’s Allowable Co-Promotion Expenses.
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     Section 8.7 [ * ]. On a periodic basis as [ * ] available to Bayer, Bayer shall [ * ] included within Co-Promotion Net Sales, US Sublicense Revenues, and/or Allowable Co-Promotion Expenses to reflect the [ * ] then available.
     Section 8.8 Reimbursement of Development Payments. Pursuant to Section 16.3 of the Collaboration Agreement, within [ * ] days after the end of the relevant calendar quarter, Bayer shall be entitled to receive a special distribution from Onyx as reimbursement for Development Payments made by Bayer to Onyx under the Collaboration Agreement. The amount of such special distribution, including the mechanics of its calculation and payment, shall be governed by Section 16.3 of the Collaboration Agreement; provided, however, that a) Marketing Profit (as calculated pursuant to the terms of the Collaboration Agreement) shall be calculated instead on the basis of Co-Promotion Marketing Profit or Loss of Co-Promotion Collaboration Product in the United States (as determined under this Agreement) [ * ], shall still apply. Bayer shall be entitled to offset any payment due Onyx under Section 8.6 of this Agreement against any Development Payment due from Onyx under Section 16.3 of the Collaboration Agreement.
     Section 8.9 Budget. The Budget for each Contract Year (including the first Contract Year) shall be prepared by the JMC and a first draft thereof shall be submitted to the Executive Committee (or any duly constituted sub-committee thereof charged with such authority by the Executive Committee) by [ * ] of the preceding Contract Year. In the event the Executive Committee, following review and deliberation, cannot agree upon the relevant Budget prior to [ * ] in respect of the next Contract Year, the Executive Committee shall [ * ] for which agreement is achieved and shall [ * ] for which agreement was not achieved, except that the parties shall [ * ] an amount equal to the [ * ].
     Section 8.10 Royalties. The parties agree that nothing contained in this Agreement shall be construed to affect the parties’ respective royalty rights and obligations set forth in Section 16.2 of the Collaboration Agreement.
     Section 8.11 Federal and State Tax Characterization. The parties agree that nothing contained in this Agreement shall be construed to affect the parties’ respective rights and obligations set forth in Article 23 of the Collaboration Agreement. The tax characterization, procedures, calculations, documentation, filings and other requirements provided for in Article 23 of the Collaboration Agreement shall be applied and carried out, mutatis mutandis, with respect to this Agreement.
ARTICLE IX
RECORDKEEPING AND AUDITS
     Section 9.1 Audits. The parties recognize that audits and reviews of records are in the best interests of both parties. The parties shall have the audit rights in respect of any and all calculations and accounting function provided for in this Agreement under and in conformity with the provisions of Section 17.2 of the Collaboration Agreement.
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     Section 9.2 Maintenance of Books and Records. Each party shall maintain complete and accurate books and records in sufficient detail, in accordance with GAAP and all Applicable Laws, to enable verification of the performance of such party’s obligations under this Agreement. Such records shall be maintained for a period of [ * ] years after the creation or generation of such records, or longer if required by Applicable Laws.
     Section 9.3 Compliance Audits. In addition to the access and audit rights of Bayer and Onyx provided for in Section 17.2 of the Collaboration Agreement, upon reasonable prior notice from the other party and no more than [ * ] during any Contract Year during the Term, each party shall afford to the other party reasonable access during normal business hours (and at such other times as the parties may mutually agree) to inspect and audit the relevant books, records and other information of such party in order to monitor such party’s compliance with such party’s call activity and other relevant obligations under the Co-Promotion Program and the terms of this Agreement, to the extent such party is responsible for the relevant function as directed by the Executive Committee or the terms of this Agreement, and for the purposes of determining compliance with Applicable Laws and the terms of this Agreement. Any inspection conducted by either party pursuant to this Section 9.3 shall be at the sole cost and expense of such party.
ARTICLE X
TERM AND TERMINATION
     Section 10.1 Term of Agreement. This Agreement shall commence as of the Co-Promotion Effective Date and, unless sooner terminated as provided herein or in the Collaboration Agreement, shall continue in effect until the first to occur of the following: (i) the date that Co-Promotion Collaboration Products are no longer sold by either party in the United States due to a permanent product withdrawal or recall or a voluntary decision by the parties to abandon the Co-Promotion of the Co-Promotion Collaboration Products in the United States, or (ii) the effective date of any termination of the Collaboration Agreement under Article 24 thereof (the “Term”).
     Section 10.2 Breaches (General).
          (a) If either party (the “Breaching Party”) shall have committed a breach of this Agreement, the other party (the “Notifying Party”) shall provide written notice of such breach to the Breaching Party. For all allegations of breach other than an allegation of Material Breach (as defined below in Section 10.3), the parties hereby agree that they shall seek to resolve the matter during the notice and cure period provided in Section 10.2(b) and may thereafter invoke other remedies available to it in law or equity as provided for in Section 12.4 below and in Article 25 of the Collaboration Agreement.
          (b) Upon receipt of a notice of breach other than a Material Breach, the alleged Breaching Party shall have [ * ] days within which to cure such breach following receipt of such notice; provided, however, if the breach is capable of being cured but cannot be reasonably cured in such [ * ]-day period, then the alleged Breaching Party shall have such additional time as necessary to cure the breach if the alleged Breaching Party (i) during such [ *]-day
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period has submitted a plan that, if successfully carried out, would be effective in curing such breach, and has commenced its execution of such plan, and (ii) diligently pursues such plan thereafter. If the matter is not resolved to the satisfaction of the Notifying Party during the foregoing cure period, then the Notifying Party may invoke the provisions of Article 25 of the Collaboration Agreement with respect to claims for damages, attorneys’ fees and court costs and requests for equitable relief, but the Notifying Party shall have no right to terminate this Agreement for such breach.
          (c) The Notifying Party may, at its discretion, resort to the dispute resolution mechanisms of Article 25 of the Collaboration Agreement, and may invoke all available remedies in law or equity other than termination of this Agreement, without invoking the mechanisms of Section 10.3.
     Section 10.3 Allegations of Material Breach.
          (a) The parties intend that this Agreement shall survive breaches not constituting Material Breaches, and shall not be terminable for breaches unless the breach in question: (i) [ * ]; or (ii) [ * ] (each, a “Material Breach”). In the event there is a dispute as to whether a Material Breach has occurred, this Agreement shall survive pending a determination pursuant to Article 25 of the Collaboration Agreement that a Material Breach has occurred.
          (b) If a party believes that a Material Breach has occurred (or will occur in the event such breach is determined to exist), it shall give written notice to the Breaching Party of the nature of the breach and the reason the Notifying Party believes it is a Material Breach. The alleged Breaching Party shall then have a period of [ * ] days following receipt of such notice in which to cure the breach; provided, however, if the Material Breach is capable of being cured but cannot be reasonably cured in such [ * ]-day period, then the alleged Breaching Party shall have such additional time as necessary to cure the breach if the alleged Breaching Party (i) during such [ * ]-period has submitted a plan that, if successfully carried out, would be effective in curing such Material Breach, and has commenced its execution of such plan, and (ii) diligently pursues such plan thereafter. Any such notice of alleged Material Breach by the Notifying Party shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged Material Breach by the Breaching Party.
          (c) If the alleged Material Breach is not cured within the cure period specified in Section 10.3(b), the Notifying Party may give notice of termination (“Notice of Termination For Material Breach”). If the Breaching Party agrees that a Material Breach has occurred and was not cured within the cure period, then the Parties shall proceed to terminate this Agreement. If the Breaching Party does not agree that a Material Breach has occurred and was not cured within the cure period, then this Agreement shall survive, and the parties shall continue to perform their obligations hereunder, until the issue of whether there has been an uncured Material Breach by the Breaching Party is resolved in accordance with Article 25 of the Collaboration Agreement. In lieu of bringing a separate action, either party may elect to petition the court under Article 25 of the Collaboration Agreement for an advance declaration that a
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breach, if found, constitutes a Material Breach hereunder, and the parties agree to waive any procedural objection to such declaratory petition and action by the relevant court.
          (d) If the Notifying Party gives Notice of Termination For Material Breach, and it is later determined by a court pursuant to Article 25 of the Collaboration Agreement that in fact there has not been an uncured Material Breach by the Breaching Party, then this Agreement shall continue in full force and effect.
     Section 10.4 Termination of Collaboration Agreement. This Agreement shall automatically terminate, without notice to or from any party, upon any termination of the Collaboration Agreement under any of the conditions set forth therein; provided however, if there is a dispute as to whether a party has the right to terminate the Collaboration Agreement, such dispute shall be resolved in the same manner as any other claim of material breach thereof. Notwithstanding anything to the contrary contained herein, the parties expressly agree that Section 24.4 of the Collaboration Agreement will continue in full force and effect.
     Section 10.5 Effects of Termination.
          (a) Neither the termination nor expiration of this Agreement shall release or operate to discharge either party from any liability or obligation that may have accrued prior to such termination or expiration. Any termination of this Agreement as provided herein shall not be an exclusive remedy but shall be in addition to any remedies whatsoever that may be available to the terminating party.
          (b) Notwithstanding the giving of any notice of termination pursuant to this Article X, each party shall continue to fulfill its obligations under this Agreement at all times until the effective date of any such termination.
          (c) In the event of any termination of this Agreement in conformity with its terms, the termination shall have following effect:
(i)	[ * ]

(ii)	[ * ]
     Section 10.6 Survival. The representations, warranties, covenants and agreements of the parties in Article I, Article IX, Section 10.5, Section 10.6 and Articles XI through XVI hereof, and all provisions relating to Confidential Information shall survive any expiration or termination of this Agreement. In addition, any provision of this Agreement that, either from the express language or the context thereof, is intended to survive any termination or expiration of this Agreement shall survive any such expiration or termination.
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ARTICLE XI
CONFIDENTIALITY
     All Confidential Information provided by one party to the other under and pursuant to this Agreement shall be considered, and shall be protected under, the provisions of Article 22 of the Collaboration Agreement.
ARTICLE XII
INDEMNIFICATION AND INSURANCE; LIMITATION OF LIABILITY
     Section 12.1 Indemnification by Onyx.
          (a) In each case, other than with respect to Product Liability Claims (the treatment of which is governed exclusively by Section 12.3 of this Agreement) and Claims of infringement (the treatment of which is governed exclusively by Article 21 of the Collaboration Agreement), Onyx shall defend, indemnify and hold harmless Bayer and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns (each a “Bayer Indemnified Party”) from and against all Claims of Third Parties, and all associated Indemnifiable Losses, incurred or suffered by any of them to the extent resulting from or arising out of:
               (i) the breach by Onyx or any of its Affiliates of any of its representations, warranties or covenants in this Agreement; and
               (ii) the negligent acts or negligent omissions or willful misconduct by Onyx or any of its Affiliates in the performance of any of their obligations under this Agreement.
               Notwithstanding the foregoing, no Bayer Indemnified Party shall be entitled to any indemnification pursuant to this Section 12.1, to the extent the Indemnifiable Loss for which indemnification is being sought is caused by the negligent acts or negligent omissions or willful misconduct or willful violation of Applicable Laws of any Bayer Indemnified Party.
          (b) Bayer shall give Onyx prompt written notice of any Claim for which it seeks to be indemnified under this Section 12.1, but the omission of such notice shall not relieve Onyx from its obligations under this Section 12.1, except to the extent Onyx can establish actual prejudice and direct damages as a result thereof. Onyx shall have no obligation under this Section 12.1 with respect to any Claim unless:
               (i) Onyx is granted full authority and control over the defense, including, without limitation, settlement, of such Claim, and
               (ii) Bayer cooperates fully with Onyx and its agents in defense of such Claim.
          (c) Bayer shall have the right to participate in the defense of any such Claim utilizing attorneys of its choice, at its own expense. Subject to the remainder of this subsection,
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Onyx shall have full authority and control to handle the Claim for which Bayer seeks indemnification under this Section 12.1. Any settlement of the Claim that would admit liability on the part of any Bayer Indemnified Party, or that would involve any relief (including the payment of money damages), shall be subject to Bayer’s prior written approval, such approval not to be unreasonably withheld or delayed.
          (d) In the event of the institution of any Claim by a Third Party against Bayer or any of its Affiliates arising out of the alleged violation by Onyx of any [ * ], Onyx shall defend, indemnify and hold harmless each of the Bayer Indemnified Parties from and against such Claim, and all associated Indemnifiable Losses to the extent arising out of such alleged violation by Onyx.
     Section 12.2 Indemnification by Bayer.
          (a) In each case, other than with respect to Product Liability Claims (the treatment of which is governed exclusively by Section 12.3 of this Agreement) and Claims of infringement (the treatment of which is governed exclusively by Article 21 of the Collaboration Agreement), Bayer shall defend, indemnify and hold harmless Onyx and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns (each an “Onyx Indemnified Party”) from and against all Claims of Third Parties, and all associated Indemnifiable Losses, incurred or suffered by any of them to the extent resulting from or arising out of:
               (i) the breach by Bayer or any of its Affiliates of any of its representations, warranties or covenants in this Agreement;
               (ii) the negligent acts or negligent omissions or willful misconduct by Bayer or any of its Affiliates in the performance of any of their obligations under this Agreement; and
               (iii) any liability, costs, or expense to the extent arising out of or related to the calculation by Bayer of the sales price for the Co-Promotion Collaboration Products.
          Notwithstanding the foregoing, no Onyx Indemnified Party shall be entitled to any indemnification pursuant to this Section 12.2 to the extent the Indemnifiable Loss for which indemnification is being sought is caused by the negligent acts or negligent omissions or willful misconduct or willful violation of Applicable Law of any Onyx Indemnified Party.
          (b) Onyx shall give Bayer prompt written notice of any Claim for which it seeks to be indemnified under this Section 12.2, but the omission of such notice shall not relieve Bayer from its obligations under this Section 12.2, except to the extent Bayer can establish actual prejudice and direct damages as a result thereof. Bayer shall have no obligation under this Section 12.2 with respect to any Claim unless:
               (i) Bayer is granted full authority and control over the defense, including, without limitation, settlement, of such Claim, and
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               (ii) Onyx cooperates fully with Bayer and its agents in defense of such Claim.
          (c) Onyx shall have the right to participate in the defense of any such Claim utilizing attorneys of its choice, at its own expense. Subject to the remainder of this subsection, Bayer shall have full authority and control to handle the Claim for which Onyx seeks indemnification under this Section 12.2. Any settlement of the Claim that would admit liability on the part of any Onyx Indemnified Party, or that would involve any relief (including the payment of money damages), shall be subject to Onyx’s prior written approval, such approval not to be unreasonably withheld or delayed.
          (d) In the event of the institution of any Claim by a Third Party against Onyx or any of its Affiliates arising out of the alleged violation by Bayer of any [ * ], Bayer shall defend, indemnify and hold harmless each of the Onyx Indemnified Parties from and against such Claim, and all associated Indemnifiable Losses to the extent arising out of such alleged violation by Bayer.
     Section 12.3 Product Liability Claims.
          (a) Bayer shall be solely responsible for all Indemnifiable Losses arising out of or relating to all Claims of Third Parties for personal injury, death or other Co-Promotion Collaboration Product liability, and all associated Indemnifiable Losses, to the extent Onyx can establish that such personal injury, death or other Co-Promotion Collaboration Product liability and all associated Indemnifiable Losses were caused by (i) Bayer’s negligent acts or omissions, or willful misconduct (including, without limitation, any willful breach of this Agreement), or (ii) the manufacturing, marketing, promotion or other commercialization of the Co-Promotion Collaboration Product by Bayer in a manner that is unlawful or inconsistent with the approved Co-Promotion Collaboration Product labeling for such Co-Promotion Collaboration Product; provided, however, that in no event shall Bayer be liable hereunder to the extent any such Claim arises out of Bayer’s promotion of the Co-Promotion Collaboration Product in accordance with approved Co-Promotion Collaboration Product labels and such Claim is based on a theory of failure to warn.
          (b) Onyx shall be solely responsible for all Indemnifiable Losses arising out of or relating to all Claims of Third Parties for personal injury, death or other Co-Promotion Collaboration Product liability, and all associated Indemnifiable Losses, to the extent Bayer can establish that such personal injury, death or other Co-Promotion Collaboration Product liability and all associated Indemnifiable Losses were caused by (i) Onyx’s negligent acts or omissions, or willful misconduct (including, without limitation, any willful breach of this Agreement), or (ii) the marketing, promotion or other commercialization of the Co-Promotion Collaboration Product by Onyx in a manner that is unlawful or inconsistent with the approved Co-Promotion Collaboration Product labeling for such Co-Promotion Collaboration Product; provided, however, that in no event shall Onyx be liable hereunder to the extent any such Claim arises out of Onyx’s promotion of the Co-Promotion Collaboration Product in accordance with approved
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Co-Promotion Collaboration Product labels and such Claim is based on a theory of failure to warn.
          (c) In addition to the obligations set forth in Section 12.2, Bayer shall defend, indemnify and hold harmless each of the Onyx Indemnified Parties from and against all Claims of Third Parties for personal injury, death or other Co-Promotion Collaboration Product liability, and all associated Indemnifiable Losses, for which Bayer is responsible under Section 12.3(a).
          (d) In addition to the obligations set forth in Section 12.1, Onyx shall defend, indemnify and hold harmless each of the Bayer Indemnified Parties from and against all Claims of Third Parties for personal injury, death or other Co-Promotion Collaboration Product liability, and all associated Indemnifiable Losses, for which Onyx is responsible under Section 12.3(b).
          (e) Each of Bayer and Onyx shall give the other prompt written notice of any Claims within the scope of Sections 12.3(c) or 12.3(d) (each a “Product Liability Claim”), but the omission of such notice shall not relieve any party from its obligations under this Section 12.3, except to the extent the other party can establish actual prejudice and direct damages as a result thereof. With respect to each Product Liability Claim, the party who is responsible for indemnifying the other party against such Product Liability Claim pursuant to Section 12.3(c) or Section 12.3(d), as applicable, shall assume the lead role in the defense of such Product Liability Claim (the “Controlling Party”). The Controlling Party shall consult with the other party on all material aspects of the defense, including, without limitation, settlement, of such Product Liability Claim, and the other party shall have a full opportunity to participate in decision-making with respect to the strategy of such defense, and both parties shall cooperate fully with each other in connection therewith. The non-defending party shall also have the right to participate in the defense of any Product Liability Claim, utilizing attorneys of its choice, at its own expense. In furtherance of the parties’ cooperation, the Controlling Party will consult with the other party regarding strategic decisions, including, without limitation, the retention of counsel and defense of each Product Liability Claim. The Controlling Party will otherwise keep the other party fully informed of the status and progress of the defense and any settlement discussions concerning the Product Liability Claim. The settlement of a Product Liability Claim that would admit liability on the part of any party or its Affiliates, that would involve any relief other than the payment of money damages within a budget previously agreed to by the parties, or that would not include a full and unconditional release of the parties subject thereto shall be subject to the prior written approval of such parties, such approval not to be unreasonably withheld or delayed.
          (f) Losses arising out of or relating to Claims of Third Parties for personal injury, death or other Co-Promotion Collaboration Product liabilities that are not covered by Sections 12.3(a) or 12.3(b) (such as Losses arising from a failure to warn) shall be shared by the parties as Allowable Co-Promotion Expenses (or, in the event of any termination of this Agreement under Sections 7.4(d) or 10.5(c)(i) or (ii) hereof, deducted by the party paying the royalties or payments described thereunder).
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     Section 12.4 Direct Claims.
          (a) Any Claim made directly by a party (the “Asserting Party”) against a Breaching Party following the date hereof on account of Losses that do not result from a Claim of a Third Party but do result from or arise out of a breach by the Breaching Party of its representations and warranties or covenants under this Agreement (a “Direct Claim”) may be asserted at any time prior to the expiration of the statute of limitations related to such Claim, by giving the Breaching Party written notice thereof. Such notice by the Asserting Party will describe the basis of the Direct Claim (including reasonable detail of the particulars of the alleged breach) and will indicate the estimated amount, if reasonably practicable, of Losses that have been or may be sustained by the Asserting Party. Thereafter, the Asserting Party shall deliver to the Breaching Party, as promptly as reasonably practicable, such materials as the Asserting Party reasonably believes provides the underlying support for the Direct Claim; it being understood that in no event will the Asserting Party be required to provide information which is subject to attorney-client privilege or other applicable privilege or that is the subject of a written obligation of confidentiality to a Third Party in existence at the time of the Asserting Party’s Claim. The Breaching Party shall respond in writing to a Direct Claim within [ * ] calendar days of receipt of the Asserting Party’s notice. If the Breaching Party does not so respond within such [ * ] day period, the Breaching Party will be deemed to have rejected such Direct Claim. If the Breaching Party rejects such Claim, in whole or in part, or is deemed to have rejected such Direct Claim, the Asserting Party will be free to pursue such remedies as may be available to the Asserting Party on the terms and subject to the provisions of this Agreement. Notwithstanding the foregoing, a failure by a party to give timely notice or response or to include any specified information in any notice or response as provided in this Section 12.4 shall not relieve any other party from its obligations hereunder, except to the extent the other party can establish actual prejudice and direct damages as a result thereof.
          (b) In no event will Bayer be entitled to recover Losses arising out of Direct Claims from Onyx or any of its Affiliates arising out of a breach by Onyx or any of its Affiliates of any of its representations and warranties or covenants contained in this Agreement until [ * ] amount of all Claims for Losses under this Section 12.4 for breaches of representations and warranties or covenants [ * ], in which event Onyx will be liable to the full extent of such Losses.
          (c) In no event will Onyx be entitled to recover Losses arising out of Direct Claims from Bayer or any of its Affiliates arising out of a breach by Bayer or any of its Affiliates of any of its representations and warranties or covenants contained in this Agreement until [ * ] amount of all Claims for Losses under this Section 12.4 for breaches of representations and warranties or covenants [ * ], in which event Bayer will be liable to the full extent of such Losses.
          (d) The parties hereby agree that, unless resulting from a party’s fraudulent behavior, the sole and exclusive remedies available to an Asserting Party arising out of a Direct Claim shall be such remedies available under the law of contracts. The parties further agree that neither Onyx nor Bayer shall be entitled to pursue, and hereby expressly waive, any and all rights that may otherwise be available under the law of torts.
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     Section 12.5 Insurance. From and after the Co-Promotion Effective Date and for a period of [ * ] years after the expiration of this Agreement or the earlier termination of this Agreement, Bayer and Onyx shall each obtain and/or maintain, respectively, at its sole cost and expense, product liability insurance (including any self-insured arrangements) in amounts, respectively, which are reasonable and customary in the pharmaceutical industry in the United States for companies of comparable size and activities at the respective place of business of such party. Such product liability insurance or self-insured arrangements shall insure against all liability, including, without limitation, personal injury, physical injury, or property damage arising out of the manufacture, sale, distribution, or marketing of the Co-Promotion Collaboration Products. Each party shall provide to the other, upon request of the other party, a certificate of insurance verifying the existence of such insurance.
     Section 12.6 Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, [ * ], IN NO EVENT SHALL BAYER, ON THE ONE HAND, OR ONYX, ON THE OTHER HAND, BE LIABLE TO THE OTHER OR ANY OF THE OTHER PARTY’S AFFILIATES FOR ANY [ * ] DAMAGES SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT OR THE COLLABORATION AGREEMENT. IN ADDITION, DAMAGES SHALL [ * ] BY A PARTY OR ITS AFFILIATES FOR LOSS THAT THE OTHER PARTY OR ITS AFFILIATES [ * ] AND IN NO EVENT SHALL BAYER, ON THE ONE HAND, OR ONYX, ON THE OTHER HAND, BE LIABLE TO THE OTHER OR ANY OF THE OTHER PARTY’S AFFILIATES FOR ANY DAMAGES ARISING FROM CLAIMS BROUGHT BY [ * ]. IT IS UNDERSTOOD THAT THE FOREGOING SENTENCES SHALL NEITHER (A) LIMIT THE OBLIGATIONS OF BAYER, ON THE ONE HAND, OR ONYX, ON THE OTHER HAND, TO INDEMNIFY THE OTHER FROM AND AGAINST THIRD PARTY CLAIMS UNDER THIS ARTICLE XII, NOR (B) AFFECT EITHER PARTY’S RIGHTS AND OBLIGATIONS UNDER SECTIONS 4.1(b) AND 5.1(b) OF THIS AGREEMENT.
     Section 12.7 Disclaimer of Warranties. Except as expressly set forth in Article XIII of this Agreement, no party has made, and nothing in this Agreement shall be construed as, a warranty or representation (a) that any Co-Promotion Collaboration Products imported, sold, offered for sale, manufactured or otherwise disposed of under this Agreement are or will be free from infringement of patents, copyrights, trademarks, industrial design or other intellectual property rights of any Third Party, or (b) regarding the effectiveness, value, prospects for success (whether financial, regulatory or otherwise), safety, non-toxicity, or patentability of the Co-Promotion Collaboration Products or related technology or any information or results provided by any party pursuant to this Agreement. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE COLLABORATION AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY CAUSE OF ACTION BASED ON ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WHETHER WRITTEN OR ORAL, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY
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WITH RESPECT TO ANY FUTURE EVENTS, PROSPECTS OR PROJECTIONS, TO NONINFRINGEMENT, VALUE, ADEQUACY, FREEDOM FROM FAULT, QUALITY, EFFICIENCY, SUITABILITY, CHARACTERISTICS OR USEFULNESS, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
     Section 12.8 Regulatory Compliance.
          (a) Each of Onyx and Bayer shall reasonably cooperate with the other party in its efforts toward ensuring that all government price and gift reporting, sales, marketing and promotional practices in respect of the Co-Promotion Collaboration Product meet the standards required by Applicable Laws, including without limitation, state and federal laws and regulations, as well as applicable guidelines concerning the advertising of prescription drug products, the Office of the Inspector General’s (“OIG”) Compliance Guidance Program, the American Medical Association (the “AMA”) Guidelines on Gifts to Physicians, the PhRMA Code, and the ACCME Standards.
          (b) In accordance with Section 6.1, each of Onyx and Bayer shall provide its employees and its contract sales force, if any, involved in sales, marketing, promotion, or price or gift reporting for the Co-Promotion Collaboration Product appropriate training on proper marketing and sales techniques. Such training will include, among other topics, FDA requirements and other state and federal regulations and guidelines concerning the advertising of prescription drug products, the OIG Compliance Guidance Program, the AMA Guidelines on Gifts to Physicians, the PhRMA Code, and the ACCME Standards. If requested by the other party, each of Onyx and Bayer shall provide a written description of the training to the other party no less frequently than on an annual basis.
          (c) Onyx shall provide to Bayer upon request copies of all Onyx documents that are related to [ * ] and other [ * ] under Applicable Laws. This will include, but is not necessarily limited to, [ * ], and [ * ].
          (d) Each of Onyx and Bayer shall reasonably cooperate with the other party to provide the other party access to any and all information, data and reports required by the other in order to comply with the relevant provisions of the Medicare Modernization Act (“MMA”) and any other Applicable Laws, including without limitation reporting requirements, in a timely and appropriate manner. Onyx shall [ * ] with respect to any sales of the Co-Promotion Collaboration Products by Onyx [ * ] is [ * ] such that [ * ] can [ * ]. Bayer shall [ * ] related to the Co-Promotion Collaboration Products is [ * ]; provided however, that Bayer shall [ * ].
          (e) Onyx shall [ * ] any data or other information covered by this Section 12.8 [ * ], and shall advise Bayer if [ * ]. If Onyx has a question about whether a [ * ] needs to be [ * ], Onyx’s obligation shall be satisfied by [ * ].
          (f) Bayer shall provide to Onyx [ * ] that Bayer proposes [ * ]. Bayer further agrees to seek confidential treatment of any such information related to Onyx that it submits to any governmental entity [ * ].
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          (g) Onyx and Bayer shall [ * ]. In the event that the parties [ * ] or of the [ * ], then the parties shall [ * ].
ARTICLE XIII
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 13.1 Representations by Onyx. Onyx represents and warrants to Bayer that:
          (a) the execution, delivery and performance of this Agreement by Onyx does not conflict with, or constitute a breach of or under, any order, judgment, agreement or instrument to which Onyx is a party;
          (b) the execution, delivery and performance of this Agreement by Onyx does not require the consent of any Person or the authorization of (by notice or otherwise) any Governmental or Regulatory Authority;
          (c) there are no actions, suits, proceedings or claims pending against Onyx, any of its Affiliates or, to the best of Onyx’s knowledge, Third Parties from whom Onyx has obtained any intellectual property rights covering the Co-Promotion Collaboration Product, or, to the best of Onyx’s knowledge, threatened against Onyx, any of its Affiliates or any Third Party from whom Onyx has obtained any intellectual property rights covering the Co-Promotion Collaboration Product, at law or equity, or before or by any court or by any Governmental or Regulatory Authority relating to the Co-Promotion Collaboration Product, or any matter contemplated herein;
          (d) Onyx holds all right, title and interest to the Onyx Trademarks (as defined in the Collaboration Agreement) and such trademarks are in full force and from the Co-Promotion Effective Date Onyx will use its Commercially Reasonable Efforts to maintain such trademarks;
          (e) all of its employees who are involved in the contracting for, or marketing, selling or reporting the price of Co-Promotion Collaboration Products that are reimbursed by Medicare, Medicaid and all other federal healthcare programs (as defined in 42 U.S.C. Section 1320(a)7(b)(f)) have received appropriate training (or will, prior to deployment, receive appropriate training) on proper marketing and sales techniques consistent with the obligations of Bayer pursuant to the CIA and as directed by the Executive Committee; and
          (f) it has not and has never been, nor have any of its employees, agents or subcontractors who may provide services under this Agreement ever been debarred or, to the best of its knowledge, (i) convicted of a crime for which a person or entity can be debarred under Section 306(a) or 306(b) of the United States Generic Drug Enforcement Act of 1992 or under 42 U.S.C. Sections 1320-7; or (ii) sanctioned by, or suspended, excluded or otherwise ineligible to participate in any federal health care program, including Medicare and Medicaid or in Federal Procurement or non-procurement programs.
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     Section 13.2 Representations by Bayer. Bayer represents and warrants to Onyx that:
          (a) the execution, delivery and performance of this Agreement by Bayer does not conflict with, or constitute a breach of or under, any order, judgment, agreement or instrument to which Bayer is a party;
          (b) the execution, delivery and performance of this Agreement by Bayer does not require the consent of any Person or the authorization of (by notice or otherwise) any Governmental or Regulatory Authority;
          (c) there are no actions, suits, proceedings or claims pending against Bayer, any of its Affiliates or, to the best of Bayer’s knowledge, Third Parties from whom Bayer has obtained any intellectual property rights covering the Co-Promotion Collaboration Product, or, to the best of Bayer’s knowledge, threatened against Bayer, any of its Affiliates or any Third Party from whom Bayer has obtained any intellectual property rights covering the Co-Promotion Collaboration Product, at law or equity, or before or by any court or by any Governmental or Regulatory Authority relating to the Co-Promotion Collaboration Product, or any matter contemplated herein;
          (d) Bayer and its Affiliates or, to the best of Bayer’s knowledge, Third Parties from whom Bayer has obtained any intellectual property rights covering the Co-Promotion Collaboration Product, have all the rights in all intellectual property covering the Co-Promotion Collaboration Product required to enable Bayer to make, use, sell and offer to sell the Co-Promotion Collaboration Product and to grant to Onyx the rights granted herein;
          (e) Bayer holds all right, title and interest to the Bayer Trademarks (as defined in the Collaboration Agreement) and Product Trademark, and such trademarks are in full force and from the Co-Promotion Effective Date Bayer will use its Commercially Reasonable Efforts to maintain such trademarks; and
          (f) the Co-Promotion Collaboration Product to be distributed by Bayer will, at the time of shipment by or on behalf of Bayer, not be misbranded or adulterated under the terms of the Act or comparable state laws.
          (g) all of its employees who are involved in the contracting for, or marketing, selling or reporting the price of Co-Promotion Collaboration Products that are reimbursed by Medicare, Medicaid and all other federal healthcare programs (as defined in 42 U.S.C. Section 1320(a)7(b)(f)) have received appropriate training (or will, prior to deployment, receive appropriate training) on proper marketing and sales techniques consistent with its obligations pursuant to the CIA; and
          (h) it has not and has never been, nor have any of its employees, agents or subcontractors who may provide services under this Agreement ever been debarred or, to the best of its knowledge, (i) convicted of a crime for which a person or entity can be debarred under Section 306(a) or 306(b) of the United States Generic Drug Enforcement Act of 1992 or under 42 U.S.C. Sections 1320-7; or (ii) sanctioned by, or suspended, excluded or otherwise ineligible
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to participate in any federal health care program, including Medicare and Medicaid or in Federal Procurement or non-procurement programs.
ARTICLE XIV
NOTICES
     Except as otherwise specifically provided herein, any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by nationally recognized overnight courier or confirmed facsimile transmission to a party (followed by hard copy by mail) or delivered in person to a party at the address or facsimile number set out below for such party or such other address as the party may from time to time designate by written notice to the other in accordance with this Article XIV:
If to Bayer:
Bayer Pharmaceuticals Corporation
400 Morgan Lane
West Haven, CT 06516
Attention: Senior Vice President, Global Licensing
Telephone: (203) 812-2000
Facsimile: (203) 812-6311
With a copy to:
Bayer Pharmaceuticals Corporation
400 Morgan Lane
West Haven, CT 06516
Attention: Vice President and General Counsel
Telephone: (203) 812-6081
Facsimile: (203) 812-2795
If to Onyx:
Onyx Pharmaceuticals, Inc.
2100 Powell Street
Emeryville, CA 94608
Attention: Chief Executive Officer
Telephone: (510) 597-6500
Facsimile: (510) 597-6600
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With a copy to:
Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Robert L. Jones, Esq.
Telephone: (650) 843-5034
Facsimile: (650) 849-7400
Any such notice or other document shall be deemed to have been received by the addressee simultaneously with the transmission or delivery thereof.
ARTICLE XV
DISPUTE RESOLUTION
     The parties recognize that disputes under this Agreement may arise from time to time arise (other than matters for which decisions or approvals are reserved to Bayer under this Agreement) (“Dispute(s)”). It is the objective of the parties to establish procedures to facilitate the resolution of Disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in Article 25 of the Collaboration Agreement if and when a Dispute arises under this Agreement.
ARTICLE XVI
MISCELLANEOUS PROVISIONS
     Section 16.1 Assignment. The parties agree that the assignment of this Agreement shall be covered by Section 28.1 of the Collaboration Agreement. Additionally, except upon the prior written consent of the other party, this Agreement shall not be assigned to any person or entity other than a permitted assignee of the Collaboration Agreement in conjunction with an assignment of the Collaboration Agreement.
     Section 16.2 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive and internal laws of the State of California without regard to its or any other jurisdiction’s choice of law rules. Any disputes under this Agreement shall be brought in the state or federal courts located in California. The parties irrevocably accept the exclusive jurisdiction of such courts solely and specifically for the purpose of adjudicating disputes arising out of or in connection with this Agreement and any other agreement entered into pursuant hereto or in connection herewith, and in no event shall any party be deemed to have consented to such jurisdiction for any other purpose. Each party further agrees that such courts provide a convenient forum for any such action, and waives any objections or challenges to venue with respect to such courts.
     Section 16.3 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall
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not operate or be construed as a continuing waiver of same or of any other of such party’s rights or remedies provided in this Agreement.
     Section 16.4 Entire Agreement. This Agreement and any and all documents or agreements referenced herein contain all of the terms agreed to by the parties regarding the subject matter of this Agreement and shall supersede any prior oral or written agreements, understandings or arrangements between them as to the subject matter hereof; provided, however, that (except as specified in the following sentence) the Collaboration Agreement shall remain an independent agreement between the parties and continue to govern the parties’ development and collaboration activities pursuant to the terms thereof unless specifically modified by the terms of this Agreement. The parties hereby expressly agree that this Agreement shall supersede any and all provisions of the Collaboration Agreement concerning any Co-Promotion activities in the United States involving the Co-Promotion Collaboration Product, including without limitation Section 13.6 (Co-Promotion Program), Section 13.7 (Co-Promotion Sales Efforts), Section 13.8 (Co-Promotion Costs), Section 13.9 (Training Program), Section 13.10 (Advertising and Promotional Materials), Section 13.12 (Price Setting in the United States, but only the first sentence contained in such section), Article 14 (Sales Responsibility) and Article 27 (Products Liability and Indemnification). This Agreement refers to the following provisions of the Collaboration Agreement which are not superseded and which will continue in full force and effect: Section 13.12 (Price Setting in the United States, only the last sentence contained in such section), Section 16.1 (as it relates to activities outside the United States), Section 17.2 (Records), Article 18 (Trademarks), Article 19 (Manufacturing and Supply), Article 22 (Confidentiality), Article 23 (Federal State Tax Characterization) with the exception that the amortization periods referenced in Sections 23.5(iv) and 23.5(v) shall read 180 months instead of 60 months, Article 25 (Dispute Resolution), Section 28.1 (Assignment) and Section 28.9 (Severability). This Agreement may not be amended, modified, altered or supplemented except by means of a written agreement or other instrument executed by both of the parties hereto. No course of conduct or dealing between the parties shall act as a modification or waiver of any provisions of this Agreement.
     Section 16.5 Severability. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the parties agree to be bound by the provisions of Section 28.9 of the Collaboration Agreement.
     Section 16.6 Relationship of the Parties. The parties hereto are acting and performing as independent contractors, and nothing in this Agreement creates the relationship of partnership, joint venture, sales agency or principal and agent, except as set forth in Article 23 of the Collaboration Agreement. Neither party is the agent of the other, and neither party may hold itself out as such to any other Person. All financial obligations associated with each party’s business shall be the sole responsibility of such party.
     Section 16.7 No Implied Licenses. Each of the parties hereby acknowledges and agrees that, except as otherwise explicitly provided in this Agreement, such party shall not by
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entering into this Agreement have, assert or acquire any right, title or interest in or to any intellectual property or other proprietary rights of the other party.
     Section 16.8 Public Announcements. During the Term, each party (the “Publishing Party”) shall submit to the other party (the “Non-Publishing Party”) for review and approval all proposed press releases, public filings with the SEC, academic, scientific and medical publications and public presentations relating to the Co-Promotion Collaboration Product or the terms of this Agreement. Such review and approval shall be conducted for the purposes of preserving intellectual property protection and the confidentiality of trade secrets and business terms contained in this Agreement and determining whether any portion of the proposed publication or presentation containing the Confidential Information of the Non-Publishing Party should be modified or deleted, and (in the case of a disclosure that Onyx wishes to make) to determine whether such disclosure is in the best interests of the parties in connection with the promotion of the Co-Promotion Collaboration Product (such determination to be made in Bayer’s reasonable discretion). Written copies of such proposed publications and presentations (other than press releases or SEC filings) shall be submitted to the Non-Publishing Party no later than [ * ] days before submission for publication or presentation. Subject to Applicable Laws, written copies of proposed press releases and SEC filings containing information regarding the Co-Promotion Collaboration Product or this Agreement shall be submitted to the Non-Publishing Party no later than [ * ] before release or filing. In the event that either party is required to file a Form 8-K describing this Agreement and the transactions contemplated hereby, written copies of the Form 8-K shall be submitted to the Non-Publishing Party no later than [ * ] before filing, together with a form of the Agreement intended to be filed and a copy of the confidential treatment request to be submitted with such filing. The Publishing Party shall seek confidential treatment of Confidential Information which may be contained in the Agreement, as shall be mutually determined between the parties, and shall use its best efforts to obtain confidential treatment thereof. The Publishing Party shall promptly notify the Non-Publishing Party of any determination made by the SEC with respect to such confidential treatment request. The Non-Publishing Party shall provide its comments, if any, and (if it so chooses) its approval within (a) [ * ], in the case of a press release or SEC filings, and (b) [ * ] of its receipt of any other written copy. With respect to matters other than press releases or SEC filings, the review period may be extended for an additional [ * ] days in the event the Non-Publishing Party can demonstrate reasonable need for such extension. This period may be further extended by mutual written agreement of the parties. Onyx and Bayer will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications.
     Section 16.9 Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.
     Section 16.10 Force Majeure. Neither party shall be liable or responsible to the other party for loss or damages, nor shall it have any right to terminate this Agreement for any default
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or delay attributable to any event beyond its reasonable control and without its fault or negligence, including but not limited to acts of God, acts of government (including injunctions), fire, flood, earthquake, strike, lockout, labor dispute, breakdown of plant, shortage of critical equipment, loss or unavailability of manufacturing facilities or material, casualty or accident, civil commotion, acts of public enemies, acts or terrorism or threat of terrorist acts, blockage or embargo and the like (a “Force Majeure Event”); provided, however, that in each such case the party affected shall use Commercially Reasonable Efforts to avoid such occurrence and to remedy it promptly. The party affected shall give prompt notice of any such cause to the other party. The party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and the party receiving notice shall be similarly excused from its respective obligations which it is thereby disabled from performing; provided, however, that such affected party commences and continues to take reasonable and diligent actions to cure such cause.
     Section 16.11 Interpretation. The parties hereto acknowledge and agree that: (a) each party and its representatives have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its preparation; and (b) the terms and provisions of this Agreement shall be construed fairly as to each party hereto and not in favor of or against either party, regardless of which party was generally responsible for the preparation or drafting of this Agreement.
     Section 16.12 Certain Expenses and Commissions. Except as otherwise expressly set forth in this Agreement, the parties hereto shall each pay all their costs and expenses, including reasonable attorneys’ fees, court costs and accounting fees, incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, respective brokerage fees, commissions and finder’s fees, if any, and shall indemnify and hold the other harmless from and against any and all other claims or liabilities for such costs and expenses, brokerage fees, commissions and finder’s fees incurred by reason of any action taken by any such broker, commission agent or finder.
     Section 16.13 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     Section 16.14 Days. Except as expressly stated otherwise, all references to “days” in this Agreement shall mean calendar days.
     IN WITNESS WHEREOF, the parties have duly executed this U.S. Co-Promotion Agreement.

BAYER PHARMACEUTICALS CORPORATION		ONYX PHARMACEUTICALS, INC.

By:	/s/ Paolo Pucci	By:	/s/ Hollings C. Renton
	Paolo Puccci		Hollings C. Renton
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Sr. VP and President	Chairman, President, and CEO
Global Specialty Business Unit
Bayer Healthcare LLC
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
FORM PROFIT AND LOSS STATEMENT
P&L Statement

Bayer	Onyx	TOTAL	% Net
Sales
Gross Sales
[ * ]
Co-Promotion Net Sales
[ * ]
[ * ]
US Sublicense Revenue
[ * ]
Gross Profit
     •     [ * ]
[ * ]
[ * ]
Co-Promotion Marketing Profit/Loss excluding R&D and Sales Force Expenses and MSL Expenses
Co-Development Costs (R&D)
Split of Profit/Loss excluding Sales Force Expenses and MSL Expenses
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.